[Aetna letterhead]
[Aetna logo]
                                       Laurie M. LeBlanc, CFP
                                       President
                                       Portfolio Partners, Inc.

      To:          Portfolio Partners, Inc. Shareholders

     Date:        August 3, 1999

     Despite rising interest rates, the stock market continued its winning ways through the first half of 1999. Growth stocks posted solid gains but were outpaced in the second quarter by cyclical and value-oriented issues, which surged amid signs of a robust economy and recovery overseas. Technology stocks were strong. European stocks struggled, while Asian markets soared.

     The second quarter made for quite an improvement in several of our domestic equity Portfolios' performances relative to the S&P 500 Index.(1) After more than three years of a narrowly driven large cap growth market, we finally saw a broadening trend. The Russell 2000 Index,(2) representing small cap stocks, posted its best relative performance since the early 1990s against the broader S&P 500, with gains of 15.6% versus 7.0% respectively. Further, value-oriented stocks and fund managers also out performed growth-oriented stocks and growth managers in the second quarter. This resulted in marked improvement for most of the Portfolio Partners domestic equity-based funds, particularly PPI MFS Emerging Equities, PPI MFS Research Growth, PPI MFS Value Equity, and PPI T. Rowe Price Growth, as they are all more broadly diversified by capitalization. Foreign economies also appeared to be healthier as Asia and Japan showed strong corporate earnings growth. PPI Scudder International Growth continued to outperform the average fund in its peer group, and its benchmark, the Morgan Stanley EAFE Index.(3)

     Lastly, your patient investing and commitment to diversification is beginning to be rewarded as we see improved broader market returns. Net asset growth of nearly $33 million pushed the aggregate assets of the Portfolio Partners, Inc. funds over the $3 billion mark.

     We thank you again for your trust and continued support.

     Sincerely,

     /s/ Laure M. LeBlanc
     --------------------
     Laurie M. LeBlanc


--------
(1) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.
(2) The Russell 2000 Index (a small cap index) consists of the smallest 2,000 companies in the Russell 3000 Index and represents approximately 10% of the Russell 3000 total market capitalization. The Russell 2000 returns assume reinvestment of all dividends.
(3) Morgan Stanley Capital International Europe, Australia, Far East index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia, and the Far East.

Portfolio Partners MFS Emerging Equities Portfolio
June 30, 1999 Commentary
--------------------------------------------------------------------------------

For the six months ended June 30, 1999, the Portfolio provided a total return of 14.57% (including the reinvestment of any distributions). This compares to a 9.28% return over the same period for the Russell 2000 Total Return Index (the Russell 2000),(1) an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

The Portfolio's performance was impacted by three important factors. First, the Portfolio has holdings in small, mid-sized, and large companies. Until early April, when the market began to broaden, its best-performing segment was made up of a narrow group of about 50 of the largest company growth stocks in the S&P 500, as well as some Internet stocks. As a result, prices of the large-company stocks, relative to their earnings, reached excessive levels. Now, stock market performance has moved into a broader range of stocks that are selling at cheaper prices relative to their earnings. We think this broadening of the market will continue, and be positive for the Portfolio because it invests in companies of all market capitalizations.

Second, the Portfolio was affected by the fact that we have not invested in many of the Internet stocks. While we have been reluctant to own Internet companies that have unproven business models, we do own established companies such as Cisco Systems, which provides systems to support Internet traffic, and Oracle, which is the Internet database of choice. Many of the Internet stocks, including new companies that have shown no profit, performed very well in the early part of the year. However, when investors became nervous over their valuations, they rushed out of them. Our investments in stocks with proven business models helped to protect the Portfolio from a decline in Internet stock speculation.

--------
(1) The Russell 2000 Index (a small cap index) consists of the smallest 2,000 companies in the Russell 3000 Index and represents approximately 10% of the Russell 3000 total market capitalization. The Russell 2000 returns assume reinvestment of all dividends.

The third factor has been our exposure to computer software companies. Many software companies have faced uncertainty over the Year 2000 (Y2K) computer issue. Earlier this year, it looked like many businesses would reduce their spending on computer software and systems to give themselves time to ensure their existing systems were Y2K ready. Although it now looks like spending won't be cut as much as people feared, the stocks have been impacted. We think the Y2K issue will be behind us by next spring. At that time, companies such as BMC Software and Computer Associates, which are dominant in their markets, should be among the best positioned in what we expect to be a very rapidly growing industry.

Technology continued to be the Portfolio's largest sector. Companies increased earnings growth by aggressively downsizing, restructuring, and outsourcing many business functions. Technology allowed these companies to be more productive without necessarily hiring more people. We believe these trends will continue both domestically and internationally, and they should continue to benefit such holdings as Microsoft and Compuware.

Several of the Portfolio's telecommunications and media holdings also have performed well. MCI WorldCom is a dominant player in telecommunications and the backbone of worldwide cellular traffic. MediaOne, which is being acquired by AT&T, has been a big beneficiary of the growth of cable, both for entertainment and for Internet access. Also, after several years of not being able to increase prices, health maintenance organizations such as United HealthCare have been raising their rates, which should make them more profitable.

Respectfully,
John W. Ballen
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. The Portfolio is actively managed, and current holdings may be different.

Portfolio Partners MFS Research Growth Portfolio
June 30, 1999 Commentary
--------------------------------------------------------------------------------

For the six months ended June 30, 1999, the Portfolio provided a total return of 9.13% (including the reinvestment of any distributions). This compares to a 12.23% return for the Standard & Poor's 500 Composite Index (the S&P 500),(1) a popular, unmanaged index of common stock total return performance, for the same period.

The Portfolio relies on MFS(R) Original ResearchSM to incorporate the best ideas of our more than 30 equity analysts, who cover small, mid-sized, and large cap companies. Therefore, the portfolio was broadly diversified. However, the equity market had, until recently, been very narrow, with only 25 to 50 large growth stocks outperforming the rest of the stocks in the S&P 500. This Portfolio is not designed to outperform in a market favoring a narrow group of stocks.
As the market continues to broaden, however, we expect the Portfolio to benefit.

The Portfolio currently has a light position, relative to the S&P 500, in large cap growth stocks and heavy positions in small and mid-cap stocks, whose long-term opportunities we think are more attractive. Small and mid-cap stocks sold at much cheaper prices relative to earnings than large cap growth stocks. Stocks with lower prices relative to earnings were less vulnerable to negative events such as earnings disappointments or a broad market downturn. We think the companies in the Portfolio will see higher growth rates than many of the large cap stocks. At the same time, we are avoiding Internet stocks or other companies trading at what we see as unsustainably high prices relative to their earnings.

Three industry sectors helped performance: financial services, leisure, and technology. The Portfolio's gains in financial services largely came from brokerage and investment banking stocks. Specifically, the Portfolio had large holdings in Morgan Stanley Dean Witter

--------
(1) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

and Merrill Lynch; both of which are well managed and experienced in the markets they serve.

Most of the Portfolio's leisure stocks were in the restaurant industry. For the past dozen years, restaurants, particularly the national chains, generally have been poor investments because the number of new ones has exceeded demand. However, in the past year or so restaurants such as McDonald's and Wendy's have stopped adding domestic capacity. Now, the U.S. economy is strong, and the result is greater demand at existing restaurants and higher profits.

The leading contributors to technology performance were semiconductor companies such as LSI Logic and Analog Devices. The semiconductor industry was hurt in 1998 by the Asian economic slowdown as well as by the fact that it had built up its manufacturing capability to a point at which there was too much supply. In some market segments, the result was falling prices. Now, demand is beginning to catch up with supply and Asia seems to be recovering, both of which helped semiconductor companies.

The continued strength of the U.S. economy supported companies whose businesses can benefit from strengthening economic cycles. For example, the Portfolio benefited from its paper holdings such as Abitibi-Consolidated and Bowater that are, respectively, the number-one and number-two newsprint producers worldwide. Bowater recently acquired a competitor, Avenor, which should give Bowater greater market share as well as the cost-savings benefits that can come from consolidation. Both Bowater and Abitibi are global in scope and are benefiting from a favorable supply/demand environment, which should result in price increases.

A few of the Portfolio' retailing holdings underperformed. Although the retail environment has been very good and Dayton Hudson, the department store chain, has performed well, the Portfolio was hurt by two stocks, Rite Aid and CompUSA. We had a significant position in Rite Aid because we believe that as the population ages people will use more prescription medicines. However, Rite Aid opened too many stores in a short period of time and underestimated the cost of closing old stores. The company also had inventory and accounting problems. Over the long term, however, we believe Rite Aid will continue to benefit from increasing prescription sales. CompUSA, meanwhile, is losing computer and software sales to companies that sell over the telephone or on the Internet. Also, some business customers, who tend to buy more expensive equipment, are cutting orders to prepare for any Year 2000 (Y2K) computer problems. By the end of this year, we think the Y2K issue will largely be resolved, and the company should perform better.

Looking ahead, we see a continuation of a low-inflation, low-interest-rate environment, which would mean steady economic growth and a strong consumer sector. However, we expect the U.S. economy to slow from its rapid pace of the past few quarters and the S&P 500's average growth rate to fall to single digits this year. Given that earnings growth is falling while stock prices are rising, we do not believe prices of many companies, particularly the larger ones, are attractive. Therefore, the Portfolio is avoiding companies with declining earnings and, instead, is focusing on companies with at least flat to accelerating growth.

Respectfully,
Alec C. Murray
Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the Portfolio under the general supervision of Mr. Murray.

The opinions expressed in this report are those of the Associate Director of Equity Research and are only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The Portfolio is actively managed, and current holdings may be different.

Portfolio Partners MFS Value Equity Portfolio
June 30, 1999 Commentary
--------------------------------------------------------------------------------

For the six months ended June 30, 1999, the Portfolio provided a total return of 18.55% (including the reinvestment of any distributions). This compares to a 13.68% return for the average capital appreciation fund tracked by Lipper Analytical Services, Inc.(1), an independent firm that reports mutual fund performance and to a 12.23% return for the Standard & Poor's 500 Composite Index(2), a popular, unmanaged index of common stock total return performance.

Since becoming portfolio manager of the Portfolio in February, my goal has been to increase the Portfolio's diversification, which I have done by adding some new stocks and selling or reducing positions in some existing companies. New holdings include paper companies such as Asia Pulp & Paper Ltd. Previously, oversupply had made paper company stocks unattractive, but we believe an upturn in Asia's economy will boost demand. The Portfolio's position in industrial conglomerate Tyco International was reduced to increase diversification among the largest holdings. When Tyco recently acquired AMP, we felt that the already significant position in the resulting company was too concentrated for this portfolio. The Portfolio's holding in Freddie Mac, the Federal Home Loan Mortgage Corporation, was also reduced to increase diversification.

Utilities and communications are currently the Portfolio's largest sector, led by telecommunications companies. Holdings include AirTouch Communications, which was acquired by Vodafone early this year. We believe the stock should benefit from planned cost cutting and consolidation in the United States and abroad. Also, AirTouch is penetrating the global wireless market successfully, a strategy that has helped the stock's performance. MCI WorldCom also has helped performance. The company is very well run and has a strong position in the expanding telecommunications market. The Portfolio also owns Mannesmann, a German company that is becoming a bigger player in telecommunications. The company not only competes strongly in Germany, but throughout Europe, with increased presence in Italy and France.

The Portfolio's second-largest sector is technology, where we avoided the pure Internet stocks because we felt they were speculative and overvalued. Instead, the Portfolio gained exposure to the sector

--------
(1) Lipper Analytical Services capital appreciation fund average represents an average return for the universe of capital appreciation funds. Please note that averages are unmanaged and do not take into account any fees and expenses of the individual funds that they track. Individuals cannot invest directly in any average.
(2) The Standard & Poor's (S&P 500) Index is considered to be representative of the stock market in general. The S&P returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

through companies that provide infrastructure to the Internet such as Cisco Systems, a manufacturer of networking hardware. Although an expensive stock, we believe it was a well-positioned company. Other technology holdings were in the semiconductor area, which finally rebounded in sales, due in part to the recovery in Asia. LSI Logic, which manufactures integrated circuits and storage systems, is attractive to us because it has consolidated by closing some plants and it has increased its sales of computer chips.

This year's increase in oil prices created potential opportunities in the energy sector, including natural gas companies. Enron Oil and Gas, a major producer of natural gas in the United States and Asia, was recently added to the Portfolio, as was Burlington Resources, one of the largest U.S. oil and gas companies.

The Portfolio's health care weighting was also reduced. Drug companies within the health care sector are looking less attractive now, partly due to new regulations on drug coverage. In addition, cutbacks in Medicare prescription benefits do not favor pharmaceuticals at this point. In the medical device area, Becton, Dickinson and Company has underperformed in 1999. The company missed its earnings projections for three quarters in a row and is having trouble executing its business plan. Rite Aid, a drug store holding, declined by 50% due to overexpansion of its retail chain and difficulty financing the acquisition of PCS, a leading mail order prescription service. However, we are maintaining a small position in Rite Aid because the company has brought in new management that could improve its outlook.

My philosophy on managing money is to be flexible and open about the companies in which I invest. I will look for stronger potential growth in the small and mid cap areas, where it may be easier to find reasonable stock prices.

Respectfully,
Maura A. Shaughnessy
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The Portfolio is actively managed, and current holdings may be different.

Portfolio Partners Scudder International Growth Portfolio
June 30, 1999 Commentary
--------------------------------------------------------------------------------

During the second quarter of 1999, the Portfolio extended its performance lead against both the benchmark and the competition. The Portfolio returned a solid 7.41%(1), while the benchmark index of MSCI EAFE(2) returned 2.54%. The peer group average as measured by Lipper International, returned an average gain of 5.61%. Year-to-date, the Portfolio has returned 10.68%, outperforming both the benchmark gain of 3.79% and the peer universe of 7.38%.(3)

The overall investment backdrop proved to be favorable for international equities during the past three months, in spite of some heightened market volatility. Broader trends that had started to take hold earlier in the year continued to unfold in the recent months. Asian markets powered ahead further in their rebound from the depths of last year. European markets remained generally lackluster after the strong 1998 rally. Among the major developed markets, Japan continued on its rebound, with a U.S. dollar gain of 7.6%. The smaller markets of Asia were also robust, with Korea surging 64%, and Taiwan and Hong Kong jumping 28% and 23%, respectively. European markets were broadly mixed, moving generally higher during the quarter but restrained by more weakness in the euro. Notably to the upside, Germany rebounded 5.7% and Finland was up 9.0%. The United Kingdom, Italy, and Switzerland were all negative for U.S. investors.

Year-to-date, the Japanese market has run 21%, against a decline for Europe of 2.4%. The Japanese market has been propelled by a potent combination of several forces. At the macroeconomic level, the banking system has been stabilized with an injection of public monies and interest rates held near zero. The recent release of stronger economic data added to expectations that the economy's long decline may finally be over. At the same time, numerous restructuring initiatives at major Japanese corporations suggest a greater focus on profitability and shareholder interests than has been the case in the past. All of this has fueled the growth of investor confidence. In contrast, the European markets have suffered from early expectations of the monetary union that were simply too high, incoherent political leadership, and disappointing prospects for economic growth.

Strong stock selection was instrumental to the Portfolio's performance during the quarter. Within Europe, our stock picks were particularly helpful in France, Italy, and the United Kingdom. Within Asia, Japanese picks were the key driver, but strong contributions also

--------
(1) Source: Portfolio Partners Inc. Total return includes change in share price, reinvestment of dividends, and capital gains. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower. Please remember that past performance does not guarantee future results.
(2) Morgan Stanley Capital International Europe, Australia, Far East index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia, and the Far East. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.
(3) Please remember that international investments involve currency, economic and political risks as well as differences in accounting.

came from the stock selection in Hong Kong, Australia, and Taiwan. Our successful stock emphasis in Japan was equally weighted in industrial restructures, financials, and global technology players. Sectors that stood out across all markets included technology, media, commodity metals, and economic cyclicals. The notably weak sectors were European financials and pharmaceuticals. Outstanding individual performers included the industrial gases company BOC, which rose 40% as the global economy improved and it became the object of takeover rumors. Among the technology names, STMicroelectronics rose 35% on the back of surging chip demand. The French luxury goods company LVMH gained 31% on Asian recovery, while the Japanese brokerage firm Nikko Securities rose 39% as market activity has surged.

The overall strategy for the Portfolio has not changed. While we continue to make stock-specific adjustments to the positioning of the Portfolio, we have generally opted to stick with the broader strategies that were chosen early in the year. Looking forward, we are optimistic that international markets will continue to be propelled by the prospect of further recovery in Asia, better prospects for economic growth, greater corporate focus on profitability through restructuring, and the discipline of increased corporate activity.

Sincerely,
Nicholas Bratt, Global Equity Director      Carol L. Franklin, Portfolio Manager
Irene T. Cheng, Portfolio Manager           Joan R. Gregory, Portfolio Manager


The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The Portfolio is actively managed, and current holdings may be different.

Portfolio Partners T. Rowe Price Growth Equity Portfolio
June 30, 1999 Commentary
--------------------------------------------------------------------------------

The strength of both the U.S. economy and the stock market continued through the second quarter. The Portfolio generated a good return for the three months ended June 30, but results lagged the Lipper VA Underlying Growth Funds Average, since we were somewhat underweighted in powerful technology and Internet stocks. However, many of our large technology holdings did extremely well during the period and made valuable contributions to the Portfolio's good absolute return.

Performance

Total Returns for Periods Ended 6/30/99                      Three Months            Six Months
Portfolio Partners, Inc. T. Rowe
Price Growth Equity Portfolio(1)                                  5.88%                   8.75%
Lipper Analytical VA Underlying Growth
Funds Average(2)                                                  7.39%                   12.62%
S&P 500 Stock Index(3)                                            7.05%                   12.38%

The stocks that benefited performance the most were Tyco International, BMC Software, and Hewlett-Packard. The stocks that detracted from performance were Network Associates, Pfizer, and Parametric Technology.

In general, since we stressed consistent earnings growers, the Portfolio tended to do better in a modest or decelerating economic environment. When we saw the economy accelerating in the second quarter, we added to our position in Altera, a specialized semiconductor company that we like.

So far this year, the market has been excited about growth in the Internet, cellular phone use, and data transmission. The second quarter of 1999 was no exception, and while we shared the enthusiasm we were more mindful of the current prices of many stocks. Accordingly, we increased our holdings in Corning, the leader in fiber optic cables with an attractive stock valuation. We also added Nextel and General Instrument, which respectively benefited from the growth in cellular service use and from the growth in digital television. As valuations become more reasonable in these segments, we will continue to add to our holdings.


--------
(1) Source: Portfolio Partners Inc. Total return includes change in share price, reinvestment of dividends, and capital gains. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower. Please remember that past performance does not guarantee future results.
(2) The Lipper Analytical VA Underlying Growth Funds Average represents an average return for the universe of growth funds. Please note that averages are unmanaged and do not take into account any fees and expenses of the individual funds that they track. Individuals cannot invest directly in any average.
(3) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

It is worth noting that over the long term, an allocation to international stocks helped reduce volatility and offered broad opportunities to enhance returns. Recently in Europe, one of the major culprits was the weak euro, which had fallen about 12% versus the dollar since its inauguration in January 1999, reducing returns for U.S. investors. However, we remain optimistic about our foreign holdings and expect better returns in coming quarters.

Finally, we continue to be consistent in our approach to stock selection. We look for leaders in growing markets companies with solid managements that generate strong cash flow - and stay with them for the long term. Reflecting this strategy, companies like Pfizer, Freddie Mac and Safeway have been rewarding investments for shareholders over time.

While we believe stock market gains will moderate in the second half - particularly if interest rates move higher many positive factors remain. Productivity is strong and the Internet is a positive force in containing costs and inflation. Foreign economies appear much healthier than they did last year, and global earnings growth is improving. Over time these factors should benefit the fund, which holds many of the leading companies in a wide variety of industries.

Respectfully submitted,

Robert W. Smith, Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The Portfolio is actively managed, and current holdings may be different.

Portfolio Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding for the period:


                                                   MFS Emerging
                                                Equities Portfolio
                                                For the six months
                                                Ended June 30, 1999
                                                    (unaudited)
                                                -------------------
Net asset value, beginning of period .........      $    55.44
                                                    ----------
Income from investment operations:
 Net investment income (loss) ................           (0.20)
 Net realized and change in unrealized
  gain (loss) on investments, futures,
  foreign currency and forward
  foreign currency exchange
  contracts ..................................            8.28
                                                    ----------
    Total income from investment
     operations ..............................            8.08
                                                    ----------
Less Distributions:
 Net investment income .......................              --
 Net realized gain on sale of
  investment .................................              --
                                                    ----------
    Total distributions ......................              --
                                                    ----------
Net asset value, end of period ...............      $    63.52
                                                    ==========
Total Return .................................           14.57%(1)
Net asset, end of period (000's) .............      $1,167,167
Ratio of total expenses to average
 net assets ..................................            0.80%(2)
Ratio of net investment income to
 average net assets ..........................           (0.69%)(2)
Portfolio Turnover Rate ......................            5.29%(1)

                                                                        MFS Emerging
                                                                     Equities Portfolio
                                                                        Period from         MFS Research
                                                   MFS Emerging      November 28, 1997    Growth Portfolio
                                                Equities Portfolio    (commencement of   For the six months
                                                    Year Ended         operations) to    Ended June 30, 1999
                                                 December 31, 1998   December 31, 1997       (unaudited)
                                                ------------------   ------------------  -------------------
Net asset value, beginning of period .........      $    42.91         $    43.39           $    11.93
                                                    ----------         ----------           ----------
Income from investment operations:
 Net investment income (loss) ................           (0.21)              0.09                   --
 Net realized and change in unrealized
  gain (loss) on investments, futures,
  foreign currency and forward
  foreign currency exchange
  contracts ..................................           12.88              (0.57)                1.10
                                                    ----------         ----------           ----------
    Total income from investment
     operations ..............................           12.67              (0.48)                1.10
                                                    ----------         ----------           ----------
Less Distributions:
 Net investment income .......................           (0.11)                --                   --
 Net realized gain on sale of
  investment .................................           (0.03)                --                   --
                                                    ----------         ----------           ----------
    Total distributions ......................           (0.14)                --                   --
                                                    ----------         ----------           ----------
Net asset value, end of period ...............      $    55.44         $    42.91           $    13.03
                                                    ==========         ==========           ==========
Total Return .................................           29.67%             (1.13%)(1)            9.13%(1)
Net asset, end of period (000's) .............      $1,069,040         $  768,108           $  515,102
Ratio of total expenses to average
 net assets ..................................            0.81%              0.81%(2)             0.85%(2)
Ratio of net investment income to
 average net assets ..........................           (0.45%)             2.31%(2)            (0.02%)(2)
Portfolio Turnover Rate ......................            4.64%              0.07%(1)            47.48%(1)

(1) Not annualized.
(2) Annualized.
 * Dividend on portfolio was less than $0.01.


14  See Notes to Financial Statements.

--------------------------------------------------------------------------------


                      MFS Research Growth
                     Portfolio Period from        MFS Value
    MFS Research       November 28, 1997       Equity Portfolio
  Growth Portfolio      (commencement of      For the six months
     Year Ended          operations) to      Ended June 30, 1999
 December 31, 1998     December 31, 1997         (unaudited)
 -----------------   ---------------------   -------------------
     $    9.71           $     9.89             $    37.86
     ---------           ----------             ----------
          0.02                   --                  (0.02)
          2.20                (0.18)                  7.04
     ---------           ----------             ----------
          2.22                (0.18)                  7.02
     ---------           ----------             ----------
            --*                  --                     --
            --                   --                     --
     ---------           ----------             ----------
            --                   --                     --
     ---------           ----------             ----------
     $   11.93           $     9.71             $    44.88
     =========           ==========             ==========
         23.00%               (1.82%)(1)             18.55%(1)
     $ 491,537           $  399,548             $  237,895
          0.85%                0.85%(2)               0.90%(2)
          0.23%                0.22%(2)             ( 0.10%)(2)
         97.51%               57.88%(1)              82.17%(1)

                        MFS Value Equity           Scudder
                     Portfolio Period from      International           Scudder
     MFS Value         November 28, 1997       Growth Portfolio      International
  Equity Portfolio      (commencement of      For the six months   Growth Portfolio
     Year Ended          operations) to      Ended June 30, 1999      Year Ended
 December 31, 1998     December 31, 1997         (unaudited)       December 31, 1998
 -----------------   ---------------------   -------------------   -----------------
     $  29.91             $   29.49              $   16.76             $  14.10
     --------             ---------              ---------             --------
         0.05                  0.05                   0.13                 0.13
         7.94                  0.37                   1.65                 2.56
     -------              ---------              ---------             -------
         7.99                  0.42                   1.78                 2.69
     -------              ---------              ---------             -------
        (0.04)                   --                     --                (0.03)
           --                    --                     --                   --
     --------             ---------              ---------             --------
        (0.04)                   --                     --                (0.03)
     --------             ---------              ---------             --------
     $  37.86             $   29.91              $   18.54             $  16.76
     ========             =========              =========             =========
        26.74%                 1.43%(1)              10.68%(1)            19.09%
     $194,926             $ 134,508              $ 487,959             $432,651
         0.90%                 0.90%(2)               1.00%(2)             1.00%
         0.17%                 1.98%(2)               1.53%(2)             0.83%
       141.31%                12.06%(1)              46.75%(1)            68.85%


                      See Notes to Financial Statements. 15

Portfolio Partners, Inc.
Financial Highlights (continued)
--------------------------------------------------------------------------------

Selected data for a share outstanding for the period:


                                                  Scudder International
                                                 Growth Portfolio Period
                                                  from November 28, 1997
                                                    (commencement of
                                                     operations) to
                                                    December 31, 1997
                                                 -----------------------
Net asset value, beginning of period .........        $   13.88
                                                      ---------
Income from investment operations:
 Net investment income (loss) ................               --
 Net realized and change in unrealized
  gain (loss) on investments, futures,
  foreign currency and forward
  foreign currency exchange
  contracts ..................................             0.22
                                                      ---------
    Total income from investment
     operations ..............................             0.22
                                                      ---------
Less Distributions:
 Net investment income .......................               --
 Net realized gain on sale of
  investment .................................               --
                                                      ---------
    Total distributions ......................               --
                                                      ---------
Net asset value, end of period ...............        $   14.10
                                                      =========
Total Return .................................             1.58%(1)
Net asset, end of period (000's) .............        $ 378,200
Ratio of total expenses to average
 net assets ..................................             1.00%(2)
Ratio of net investment income to
 average net assets ..........................             0.12%(2)
Portfolio Turnover Rate ......................             3.01%(1)

                                                                                                    T. Rowe Price Growth
                                                                                                   Equity Portfolio Period
                                                   T. Rowe Price Growth     T. Rowe Price Growth   from November 28, 1997
                                                     Equity Portfolio         Equity Portfolio        (commencement of
                                                 For the six months Ended        Year Ended            operations) to
                                                June 30, 1999 (unaudited)     December 31, 1998       December 31, 1997
                                                -------------------------   --------------------   -----------------------
Net asset value, beginning of period .........         $   55.31                  $  43.61               $   42.74
                                                       ---------                  --------               ---------
Income from investment operations:
 Net investment income (loss) ................              0.22                      0.30                    0.06
 Net realized and change in unrealized
  gain (loss) on investments, futures,
  foreign currency and forward
  foreign currency exchange
  contracts ..................................              4.62                     11.66                    0.81
                                                       ---------                  --------               ---------
    Total income from investment
     operations ..............................              4.84                     11.96                    0.87
                                                       ---------                  --------               ---------
Less Distributions:
 Net investment income .......................                --                     (0.17)                     --
 Net realized gain on sale of
  investment .................................                --                     (0.09)                     --
                                                       ---------                  --------               ---------
    Total distributions ......................                --                     (0.26)                     --
                                                       ---------                  --------               ---------
Net asset value, end of period ...............         $   60.15                  $  55.31               $   43.61
                                                       =========                  ========               =========
Total Return .................................              8.75%(1)                 27.60%                   2.03%(1)
Net asset, end of period (000's) .............         $ 664,049                  $521,484               $ 371,194
Ratio of total expenses to average
 net assets ..................................              0.75%(2)                  0.75%                   0.75%(2)
Ratio of net investment income to
 average net assets ..........................              0.40%(2)                  0.65%                   1.58%(2)
Portfolio Turnover Rate ......................             31.60%(1)                 57.58%                   2.94%(1)

(1) Not annualized.
(2) Annualized.
 * Dividend on portfolio was less than $0.01.

16  See Notes to Financial Statements.

MFS Emerging Equities Portfolio
Schedule of Investments
June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                                          Number of             Market
                                                            Shares              Value
                                                      -----------------   -----------------
COMMON STOCKS (100.1%)
Advertising (0.4%)
Mail-Well, Inc.* ..................................     130,000           $    2,104,375
Outdoor Systems, Inc.* ............................      10,700                  390,550
Young & Rubicam, Inc. .............................      51,100                2,321,856
                                                                          --------------
                                                                               4,816,781
                                                                          --------------
Aerospace (0.1%)
Gulfstream Aerospace Corp.* .......................      24,200                1,635,013
Ladish Co., Inc.* .................................       6,900                   53,475
                                                                          --------------
                                                                               1,688,488
                                                                          --------------
Automotive (2.8%)
Autonation, Inc.* .................................   1,714,400               30,537,749
Federal-Mogul Corp. ...............................      30,300                1,575,600
National Equipment Services, Inc.* ................      11,800                  141,600
                                                                          --------------
                                                                              32,254,949
                                                                          --------------
Banks and Credit Companies (0.0%)
U.S. Trust Corp. ..................................         500                   46,250
                                                                          --------------
Biotechnology (0.1%)
Guidant Corp. .....................................      13,400                  689,263
                                                                          --------------
Business Machines (0.1%)
Compaq Computer Corp. .............................      40,000                  947,500
                                                                          --------------
Business Machines--Peripherals (0.1%)
CHS Electronics, Inc.* ............................     236,500                1,034,688
                                                                          --------------
Business Services (6.3%)
ACSYS, Inc.* ......................................      13,700                   52,231
Affiliated Computer Services, Inc., Class A* ......       7,600                  384,750
BISYS Group, Inc.* ................................      22,100                1,292,850
Building One Services Corp.* ......................      97,277                1,349,718
Cambridge Technology Partners, Inc.* ..............     117,400                2,061,838
CBT Group PLC ADR (Ireland)* ......................      73,400                1,211,100
Ceridian Corp.* ...................................     118,000                3,857,125
Compass International Services Corp.* .............      17,400                  121,800
Complete Business Solutions, Inc.* ................      29,100                  521,981
Computer Sciences Corp.* ..........................     104,600                7,237,013
Concord EFS, Inc.* ................................      36,700                1,552,869
Cotelligent Group, Inc.* ..........................      27,200                  212,500
Danka Business Systems PLC ADR
  (Great Britain)* ................................     337,500                1,898,438
DST Systems, Inc.* ................................      25,900                1,628,463
Dynamex, Inc.* ....................................       7,400                   21,275
First Data Corp ...................................     491,600               24,057,674
Galileo International, Inc. .......................      23,400                1,250,438
ICT Group, Inc.* ..................................         800                    4,000
Ikon Office Solutions, Inc. .......................     208,100                3,121,500
IMR Global Corp.* .................................      66,000                1,270,500
Interim Services, Inc.* ...........................      65,000                1,340,625
Learning Tree International, Inc.* ................      14,200                  155,313
Metamor Worldwide, Inc.* ..........................      41,300                  993,781

                                                          Number of             Market
                                                            Shares              Value
                                                      -----------------   -----------------
Business Services (continued)
Modis Professional Services, Inc.* ................     885,100           $   12,170,125
Navigant International, Inc.* .....................      15,939                  125,521
NOVA Corp.* .......................................      33,150                  828,750
Personnel Group of America, Inc.* .................      32,100                  321,000
PRT Group, Inc.* ..................................     148,600                  427,225
RCM Technologies, Inc.* ...........................      42,400                  561,800
Renaissance Worldwide, Inc.* ......................     148,800                1,185,757
Romac International, Inc.* ........................      48,300                  428,663
Snyder Communications, Inc.* ......................      21,600                  707,400
SPR, Inc.* ........................................      17,800                   94,563
Sungard Data Systems, Inc.* .......................       1,400                   48,300
Syntel, Inc.* .....................................      15,000                  135,000
Technology Solutions Co.* .........................      20,100                  217,331
Tier Technologies, Inc.* ..........................       2,500                   17,500
Vestcom International, Inc.* ......................      10,000                   35,000
Wesley Jessen VisionCare, Inc.* ...................      36,100                1,168,737
                                                                          --------------
                                                                              74,070,454
                                                                          --------------
Communications Services (6.6%)
Frontier Corp. ....................................      23,400                1,380,600
Global TeleSystems Group, Inc. ....................      34,200                2,770,200
Hyperion Telecommunications, Inc., Class A* .......       7,019                  132,043
Intermedia Communications, Inc.* ..................      17,700                  531,000
MCI Worldcom, Inc.* ...............................     823,040               70,987,199
Qwest Communications International, Inc.* .........      30,000                  991,875
Radio One, Inc.* ..................................       1,300                   60,450
                                                                          --------------
                                                                              76,853,367
                                                                          --------------
Computer Software (4.8%)
Backweb Technologies Ltd.* ........................       1,800                   49,275
Compuware Corp.* ..................................   1,539,100               48,962,618
Copper Mountain Networks, Inc.* ...................         900                   69,525
F.Y.I., Inc.* .....................................      72,000                2,259,000
SAP AG (Germany) ..................................      10,000                3,376,605
Software.Com, Inc.* ...............................       1,400                   32,463
Transaction Systems Architects, Inc., Class A*.....         500                   19,500
                                                                          --------------
                                                                              54,768,986
                                                                          --------------
Computer Software--PC (9.1%)
Autodesk, Inc. ....................................      40,300                1,191,369
Microsoft Corp.* ..................................   1,166,800              105,230,774
Networks Associates, Inc.* ........................       6,200                   91,063
                                                                          --------------
                                                                             106,513,206
                                                                          --------------
Computer Software--Systems (19.3%)
Ariba, Inc.* ......................................       1,850                  179,913
Aspen Technologies, Inc.* .........................       3,900                   45,825
BMC Software, Inc.* ...............................     921,152               49,742,207
Cadence Design Systems, Inc.* .....................     990,700               12,631,425
Computer Associates International, Inc. ...........     866,300               47,646,499
Goto.Com, Inc.* ...................................         400                   11,200
Oracle Systems Corp.* .............................   2,704,750              100,413,843

                                      See Notes to Schedule of Investments.   17

MFS Emerging Equities Portfolio
Schedule of Investments
June 30, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

                                                        Number of             Market
                                                          Shares              Value
                                                    -----------------   -----------------
Computer Software--Systems (continued)
PeopleSoft, Inc.* ...............................        19,300         $      332,925
Rational Software Corp.* ........................        15,400                507,238
Redback Networks, Inc.* .........................           600                 75,338
Security Dynamics Tech, Inc.* ...................        18,500                393,125
Synopsys, Inc.* .................................       240,900             13,294,669
U.S. Internetworking, Inc.* .....................         2,300                 96,600
Veritas Software Corp. ..........................           600                 56,963
                                                                        --------------
                                                                           225,427,770
                                                                        --------------
Conglomerates (6.9%)
Tyco International Ltd. .........................       852,400             80,764,899
                                                                        --------------
Consumer Goods and Services (5.2%)
Carson, Inc.* ...................................         2,800                  9,275
Cendant Corp.* ..................................     2,963,442             60,750,560
                                                                        --------------
                                                                            60,759,835
                                                                        --------------
Electrical Equipment (0.1%)
AFC Cable Systems, Inc.* ........................         6,500                229,531
Cable Design Technologies* ......................        48,000                741,000
                                                                        --------------
                                                                               970,531
                                                                        --------------
Electronics (3.8%)
Altera Corp.* ...................................       743,800             27,381,137
Amkor Technology, Inc.* .........................         7,100                 72,775
Analog Devices, Inc.* ...........................        70,100              3,518,144
Burr--Brown Corp.* ..............................           600                 21,975
Globespan, Inc.* ................................         1,200                 47,700
Intel Corp. .....................................       138,900              8,264,550
Teradyne, Inc.* .................................        28,200              2,023,350
Xilinx, Inc.* ...................................        52,200              2,988,450
                                                                        --------------
                                                                            44,318,081
                                                                        --------------
Entertainment (7.6%)
CBS Corp.* ......................................        68,200              2,962,438
Chancellor Media Corp.* .........................        27,200              1,499,400
Citadel Communications Corp.* ...................        10,000                361,875
Clear Channel Communications, Inc.* .............       357,092             24,617,029
Cox Radio, Inc., Class A* .......................        20,000              1,085,000
Entercom Communications Corp.* ..................         3,400                145,350
GameTech International, Inc.* ...................        50,000                237,500
Hearst-Argyle Television, Inc.* .................         5,000                120,000
Hispanic Broadcasting Corp.* ....................         6,900                523,537
Infinity Broadasting Corp.* .....................        50,500              1,502,375
MediaOne Group, Inc.* ...........................           800                 59,500
Premier Parks, Inc.* ............................       104,000              3,822,000
Time Warner, Inc. ...............................       329,300             24,203,549
Univision Communications, Inc., Class A* ........       411,600             27,165,599
Young Broadcasting, Inc., Class A* ..............         1,000                 42,563
                                                                        --------------
                                                                            88,347,715
                                                                        --------------

                                                        Number of             Market
                                                          Shares              Value
                                                    -----------------   -----------------
Financial Institutions (0.9%)
ARM Financial Group, Inc., Class A ..............        27,300         $      232,050
Associates First Capital Corp. ..................       130,000              5,760,625
CIT Group, Inc., Class A ........................         8,600                248,325
Federated Investors, Inc., Class B ..............        14,600                261,888
Franklin Resources, Inc. ........................        75,400              3,063,125
Goldman Sachs Group, Inc. .......................         9,200                664,700
Healthcare Financial Partners, Inc.* ............         5,800                198,650
Heller Financial, Inc. ..........................        11,000                305,938
Morgan Stanley Dean Witter Discover & Co. .......         1,400                143,500
                                                                        --------------
                                                                            10,878,801
                                                                        --------------
Food and Beverage Products (0.2%)
Suiza Foods Corp.* ..............................        44,100              1,846,688
                                                                        --------------
Insurance (0.4%)
Ace, Ltd. (Bermuda) .............................        70,400              1,988,800
Conseco, Inc. ...................................        86,830              2,642,888
Hartford Life, Inc., Class A ....................         2,200                115,775
                                                                        --------------
                                                                             4,747,463
                                                                        --------------
Medical and Health Products (0.8%)
Boston Scientific Corp.* ........................       220,000              9,666,250
Coast Dental Services, Inc.* ....................         1,000                  4,688
Renex Corp.* ....................................        20,000                108,750
                                                                        --------------
                                                                             9,779,688
                                                                        --------------
Medical and Health Tech Services (5.6%)
Balanced Care Corp.* ............................        30,300                 60,600
Capital Senior Living Corp.* ....................        89,000                890,000
Concentra Managed Care, Inc.* ...................        11,900                176,269
Foundation Health Systems* ......................       100,100              1,501,500
General Instrument Corp.* .......................         6,000                255,000
Health Management Associates, Inc., Class A*.....         1,350                 15,188
Healthsouth Corp.* ..............................       364,100              5,438,744
McKesson HBOC, Inc. .............................        90,352              2,902,558
Medtronic, Inc. .................................         5,157                401,601
Mid Atlantic Medical Services, Inc.* ............         3,400                 33,575
Orthodontic Centers of America, Inc.* ...........       224,500              3,171,063
Oxford Health Plans, Inc.* ......................        39,100                608,494
PacifiCare Health Systems, Inc., Class A* .......        13,700                985,544
PSS World Medical, Inc.* ........................        55,500                620,906
Rural/Metro Corp.* ..............................        28,000                269,500
Total Renal Care Holdings, Inc.* ................        20,706                322,237
United Healthcare Corp. .........................       694,200             43,474,274
United Payors & United Providers, Inc.* .........         3,400                 78,837
Wellpoint Health Networks, Inc.* ................        55,300              4,693,587
                                                                        --------------
                                                                            65,899,477
                                                                        --------------
Pollution Control (0.9%)
Allied Waste Industries, Inc.* ..................        47,170                931,608
Republic Services, Inc., Class A* ...............       296,500              7,338,375
Waste Management, Inc ...........................        47,112              2,532,270
                                                                        --------------
                                                                            10,802,253
                                                                        --------------

18   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

                                                        Number of             Market
                                                          Shares              Value
                                                    -----------------   -----------------
Printing and Publishing (0.0%)
Applied Graphics Technologies, Inc.* ............           700          $        8,838
Workflow Management, Inc.* ......................        32,852                 468,141
                                                                         --------------
                                                                                476,979
                                                                         --------------
Railroad (0.5%)
Kansas City Southern Industries .................        89,400               5,704,838
                                                                         --------------
Real Estate (0.1%)
Meristar Hospitality Corp. REIT .................        26,500                 594,595
                                                                         --------------
Restaurants and Lodging (2.1%)
Applebee's International, Inc. ..................       236,000               7,109,500
Buffetts, Inc.* .................................        97,900               1,125,850
Cavanaughs Hospitality Corp.* ...................         1,600                  13,500
CEC Entertainment, Inc. .........................        30,000               1,267,500
CKE Restaurants, Inc. ...........................        10,000                 162,500
Dollar Thrifty Automotive Group, Inc.* ..........        30,500                 709,125
Extended Stay America, Inc.* ....................           800                   9,600
Four Seasons Hotels, Inc. (Canada) ..............         5,800                 255,563
Friendly Ice Cream Corp.* .......................        40,000                 320,000
MeriStar Hotels & Resorts, Inc.* ................        50,000                 171,875
Papa John's International, Inc.* ................         9,800                 437,938
Promus Hotel Corp.* .............................       322,365               9,993,315
Royal Caribbean Cruises Ltd. ....................        21,500                 940,625
Schlotzsky's, Inc.* .............................       131,500               1,438,281
Sunterra Corp.* .................................        15,000                 209,063
U.S. Franchise Systems, Inc., Class A* ..........        31,300                 725,769
                                                                         --------------
                                                                             24,890,004
                                                                         --------------
Special Products and Services (0.3%)
Adelphia Communications Corp., Class A* .........         4,900                 311,763
Aztec Technology Partners, Inc.* ................       102,678                 192,522
Central Parking Corp. ...........................         9,700                 332,225
Coach USA, Inc.* ................................        22,800                 956,175
Gartner Group, Inc., Class A* ...................         5,900                 120,950
Staff Mark, Inc.* ...............................        65,900                 661,063
U.S. Office Products Co.* .......................        96,748                 520,019
                                                                         --------------
                                                                              3,094,717
                                                                         --------------
Stores (3.9%)
CompUSA, Inc.* ..................................        35,000                 260,313
Consolidated Stores Corp.* ......................       115,100               3,107,700
Corporate Express, Inc.* ........................       368,900               2,582,300
CVS Corp ........................................        22,200               1,134,975
General Nutrition Co., Inc.* ....................        67,300               1,568,931
Home Depot, Inc .................................        16,400               1,056,775
Micro Warehouse, Inc.* ..........................       245,600               4,390,100
Office Depot, Inc.* .............................       676,050              14,915,353
Rite Aid Corp ...................................       675,000              16,621,874
                                                                         --------------
                                                                             45,638,321
                                                                         --------------

                                                        Number of             Market
                                                          Shares              Value
                                                    -----------------   -----------------
Supermarkets (0.4%)
Kroger Co.* .....................................       176,400          $    4,928,175
                                                                         --------------
Telecommunications (10.7%)
Amdocs Ltd.* ....................................         3,100                  70,525
American Tower Systems Corp., Class A* ..........         2,800                  67,200
Cisco Systems, Inc.* ............................     1,701,500             109,746,749
International Network Services* .................        15,000                 605,625
Lucent Technologies, Inc. .......................        97,845               6,598,422
Rythms Netconnections, Inc.* ....................         1,700                  99,238
SCC Communications Corp.* .......................        22,600                  98,875
Talk.com, Inc.* .................................       637,000               7,166,250
Time Warner Telecom, Inc.* ......................         4,800                 139,200
                                                                         --------------
                                                                            124,592,084
                                                                         --------------
Total Common Stocks (Cost $821,241,613)                                   1,168,146,846
                                                                         --------------
PREFERRED STOCKS (0.1%)
SAP AG-Vorzug (Germany) .........................         2,900               1,156,847
                                                                         --------------
Total Preferred Stocks (Cost $882,995)                                        1,156,847
                                                                         --------------
TOTAL INVESTMENTS (100.2%) (Cost $822,124,608) (a)                        1,169,303,693
Other assets less liabilities (-0.2%)                                        (2,136,782)
                                                                         --------------
Total Net Assets (100.0%)                                                $1,167,166,911
                                                                         ==============
Notes to Schedule of Investments
(a) Unrealized gains and losses, based on identified tax cost at June 30,
1999, are as follows:
Unrealized gains ................................                        $  444,767,894
Unrealized losses ...............................                           (97,588,809)
                                                                         --------------
 Net unrealized gain ............................                        $  347,179,085
                                                                         ==============

* Non-income producing security.
Category percentages are based on total net assets.

                                      See Notes to Schedule of Investments.   19

MFS Research Growth Portfolio
Schedule of Investments
June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                                           Number of             Market
                                                             Shares              Value
                                                       -----------------   -----------------
COMMON STOCKS (99.7%)
Aerospace (4.3%)
British Aerospace PLC (Great Britian) ..............      3,171            $     20,582
Gulfstream Aerospace Corp.* ........................     79,900               5,398,244
Newport News Shipbuilding ..........................      8,900                 262,550
Raytheon Co., Class B ..............................     50,800               3,575,050
United Technologies ................................    175,800              12,602,662
                                                                           ------------
                                                                             21,859,088
                                                                           ------------
Automotive (0.9%)
Federal-Mogul Corp. ................................     88,900               4,622,800
                                                                           ------------
Banks and Credit Companies (5.8%)
Bank of America Corp. ..............................     37,200               2,727,225
Bank of New York Co., Inc. .........................    111,900               4,105,331
Chase Manhattan Bank ...............................     33,600               2,910,600
PNC Bank Corp. .....................................     88,900               5,122,863
Providian Financial Corp. ..........................     12,300               1,150,050
Union Bank of Switzerland AG (Switzerland) .........     17,400               5,191,692
U.S. Bancorp .......................................     68,600               2,332,400
Wells Fargo & Co. ..................................    144,200               6,164,550
                                                                           ------------
                                                                             29,704,711
                                                                           ------------
Biotechnology (1.3%)
Guidant Corp. ......................................    124,900               6,424,544
                                                                           ------------
Business Machines (3.8%)
Hewlett-Packard Co. ................................     26,800               2,693,400
Motorola, Inc. .....................................     98,500               9,332,874
Sun Microsystems, Inc.* ............................    111,100               7,652,013
                                                                           ------------
                                                                             19,678,287
                                                                           ------------
Business Services (2.1%)
Ericsson AB (Sweden) ...............................    194,800               6,253,703
First Data Corp. ...................................     54,200               2,652,413
Modis Professional Services, Inc.* .................      5,100                  70,125
Smurfit-Stone Container Corp.* .....................     73,132               1,503,777
Visx, Inc.* ........................................      4,100                 324,669
                                                                           ------------
                                                                             10,804,687
                                                                           ------------
Cellular Phones (2.0%)
Sprint Corp. (PCS Group)* ..........................    179,300              10,242,512
                                                                           ------------
Chemicals (0.2%)
Cambrex Corp. ......................................     44,400               1,165,500
                                                                           ------------
Communications Services (5.3%)
Bell Atlantic Corp. ................................    143,200               9,361,699
MCI Worldcom, Inc.* ................................    145,989              12,591,550
Sprint Corp. .......................................     88,400               4,668,625
Telefonaktiebolaget LM Ericsson (Sweden) ...........     21,700                 714,744
                                                                           ------------
                                                                             27,336,618
                                                                           ------------
Computer Software (0.8%)
Backweb Technologies Ltd.* .........................      2,100                  57,488
Compuware Corp.* ...................................    126,700               4,030,644
Phone.Com* .........................................      3,800                 212,800

                                                           Number of             Market
                                                             Shares              Value
                                                       -----------------   -----------------
Computer Software (continued)
Software.Com, Inc.* ................................        700            $     16,231
                                                                           ------------
                                                                              4,317,163
                                                                           ------------
Computer Software--PC (4.9%)
Intuit, Inc. .......................................      1,200                 108,150
Microsoft Corp.* ...................................    281,200              25,360,724
                                                                           ------------
                                                                             25,468,874
                                                                           ------------
Computer Software--Systems (6.1%)
BMC Software, Inc.* ................................    137,200               7,408,800
Cadence Design Systems, Inc.* ......................    187,900               2,395,725
Citrix Systems, Inc.* ..............................     14,400                 813,601
Computer Associates International, Inc. ............     50,450               2,774,750
EMC Corp.* .........................................     62,600               3,443,000
Oracle Systems Corp.* ..............................    315,900              11,727,787
Synopsys, Inc.* ....................................     55,500               3,062,906
                                                                           ------------
                                                                             31,626,569
                                                                           ------------
Conglomerates (3.2%)
Tyco International Ltd. ............................    172,500              16,344,374
                                                                           ------------
Consumer Goods and Services (5.3%)
Clorox Co. .........................................     45,900               4,902,694
Colgate-Palmolive Co. ..............................     28,700               2,834,125
Dial Corp. .........................................    108,800               4,046,000
Gillette Co. .......................................    109,800               4,501,800
Newell Rubbermaid, Inc. ............................     93,000               4,324,500
Procter & Gamble Co. ...............................     74,400               6,640,200
                                                                           ------------
                                                                             27,249,319
                                                                           ------------
Electrical Equipment (1.3%)
Cooper Industries, Inc. ............................     48,700               2,532,400
Honeywell, Inc. ....................................     34,300               3,974,513
                                                                           ------------
                                                                              6,506,913
                                                                           ------------
Electronics (4.0%)
Analog Devices, Inc.* ..............................    237,200              11,904,474
LSI Logic Corp.* ...................................    193,900               8,943,637
                                                                           ------------
                                                                             20,848,111
                                                                           ------------
Entertainment (5.5%)
Carnival Corp., Class A ............................     59,600               2,890,600
CBS Corp.* .........................................     65,100               2,827,781
Comcast Corp. ......................................     49,300               1,894,969
Infinity Broadcasting Corp.* .......................    117,900               3,507,525
MediaOne Group, Inc.* ..............................     32,200               2,394,875
Time Warner, Inc. ..................................    105,200               7,732,199
Walt Disney Co. ....................................    231,500               7,133,094
                                                                           ------------
                                                                             28,381,043
                                                                           ------------
Financial Institutions (3.7%)
Associates First Capital Corp. .....................    136,804               6,062,128
Charles Schwab & Co., Inc. .........................     11,200               1,230,600
CIT Group, Inc., Class A ...........................     68,300               1,972,163
Citigroup, Inc. ....................................    146,350               6,951,625

20   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------


                                                             Number of             Market
                                                               Shares              Value
                                                         -----------------   -----------------
Financial Institutions (continued)
Goldman Sachs Group, Inc. ............................     4,700              $    339,575
Morgan Stanley Dean Witter Discover & Co. ............    25,200                 2,583,000
                                                                              ------------
                                                                                19,139,091
                                                                              ------------
Food and Beverage Products (3.0%)
Anheuser Busch Co., Inc. .............................    55,900                 3,965,406
Bestfoods ............................................    10,900                   539,550
Coca-Cola Co. ........................................    50,500                 3,156,250
Nabisco Holdings Corp., Class A ......................    56,100                 2,426,325
Ralston-Ralston Purina Group .........................   174,100                 5,299,169
                                                                              ------------
                                                                                15,386,700
                                                                              ------------
Forest Products & Paper (0.5%)
Bowater, Inc. ........................................    50,200                 2,371,950
                                                                              ------------
Insurance (6.5%)
American International Group, Inc. ...................    36,100                 4,225,956
CIGNA Corp. ..........................................    78,600                 6,995,400
Conseco, Inc. ........................................    56,040                 1,705,718
Equitable Companies, Inc. ............................    71,200                 4,770,400
Hartford Financial Services Group ....................    77,900                 4,542,544
Lincoln National Corp. ...............................   105,000                 5,492,813
Nationwide Financial Services, Inc., Class A .........    43,100                 1,950,275
Reliastar Financial Corp. ............................    81,700                 3,574,375
                                                                              ------------
                                                                                33,257,481
                                                                              ------------
Machinery (1.1%)
Danaher Corp. ........................................    90,900                 5,283,563
SPX Corp.* ...........................................     7,300                   609,550
                                                                              ------------
                                                                                 5,893,113
                                                                              ------------
Medical and Health Products (5.1%)
American Home Products Corp. .........................   173,200                 9,958,999
Bristol-Myers Squibb Co. .............................   123,500                 8,699,030
Pharmacia & Upjohn, Inc. .............................   136,600                 7,760,588
                                                                              ------------
                                                                                26,418,617
                                                                              ------------
Medical and Health Tech Services (3.6%)
Cardinal Health, Inc. ................................    73,100                 4,687,538
Healthsouth Corp.* ...................................   256,900                 3,837,444
Medtronic, Inc. ......................................    58,100                 4,524,538
United Healthcare Corp. ..............................    85,700                 5,366,963
                                                                              ------------
                                                                                18,416,483
                                                                              ------------
Oil Services (1.2%)
Conoco, Inc. .........................................    89,400                 2,492,025
Zeneca Group PLC (Great Britian) .....................    94,900                 3,671,178
                                                                              ------------
                                                                                 6,163,203
                                                                              ------------
Oils (3.6%)
Atlantic Richfield Co. (ARCO) ........................     5,900                   493,019
BP Amoco PLC (Great Britian) .........................    67,674                 7,342,629
Mobil Corp. ..........................................    76,200                 7,543,800
Repsol SA (Spain) ....................................   126,300                 2,574,398
Total Fina SA (France)* ..............................     9,800                   631,488
                                                                              ------------
                                                                                18,585,334
                                                                              ------------

                                                             Number of             Market
                                                               Shares              Value
                                                         -----------------   -----------------
Printing and Publishing (0.5%)
Gannett Co., Inc. ....................................    38,300              $  2,733,663
                                                                              ------------
Restaurants and Lodging (0.0%)
CKE Restaurants, Inc. ................................       700                    11,375
                                                                              ------------
Special Products and Services (3.2%)
Abitibi Consolidated, Inc. (Canada) ..................    44,100                   501,638
McDonald's Corp. .....................................   184,500                 7,622,156
Owens-Illinois, Inc.* ................................    76,700                 2,507,131
VeriSign, Inc.* ......................................    13,300                 1,147,125
Xerox Corp. ..........................................    78,600                 4,642,313
                                                                              ------------
                                                                                16,420,363
                                                                              ------------
Stores (4.4%)
CompUSA, Inc.* .......................................   101,900                   757,881
CVS Corp. ............................................   124,700                 6,375,288
Dayton-Hudson Corp. ..................................    45,700                 2,970,500
Office Depot, Inc.* ..................................   130,200                 2,872,538
Rite Aid Corp. .......................................   167,700                 4,129,612
TJX Co., Inc. ........................................    77,500                 2,581,719
Wal-Mart Stores, Inc. ................................    61,800                 2,981,850
                                                                              ------------
                                                                                22,669,388
                                                                              ------------
Supermarkets (2.2%)
Kroger Co.* ..........................................   212,600                 5,939,513
Safeway, Inc.* .......................................   112,700                 5,578,650
                                                                              ------------
                                                                                11,518,163
                                                                              ------------
Telecommunications (2.9%)
Cisco Systems, Inc.* .................................   167,000                10,771,499
Mannesmann AG (Germany) ..............................    27,200                 4,051,761
                                                                              ------------
                                                                                14,823,260
                                                                              ------------
Utilities--Gas (0.4%)
Columbia Energy Group ................................    31,550                 1,977,791
                                                                              ------------
Utilities--Electric (1.0%)
CMS Energy Corp. .....................................    58,000                 2,428,750
Midamerican Energy Holdings Co.* .....................    75,100                 2,600,338
                                                                              ------------
                                                                                 5,029,088
                                                                              ------------
Total Common Stocks (Cost $400,204,733)                                       $513,396,176
                                                                              ------------
TOTAL INVESTMENTS (99.7%) (Cost 400,204,733) (a)                               513,396,176
                                                                              ------------
Other assets less liabilities (0.3%)                                             1,705,546
                                                                              ------------
Total Net Assets (100.0%)                                                     $515,101,722
                                                                              ============
Notes to Schedule of Investments
(a) Unrealized gains and losses, based on identified tax cost at June 30,
1999, are as follows:
Unrealized gains .....................................                        $122,917,127
Unrealized losses ....................................                          (9,725,684)
                                                                              ------------
 Net unrealized gain .................................                        $113,191,443
                                                                              ============

* Non-income producing security.
Category percentages are based on total net assets.

                                      See Notes to Schedule of Investments.   21

MFS Value Equities Portfolio
Schedule of Investments
June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                                           Number of             Market
                                                             Shares              Value
                                                       -----------------   -----------------
COMMON STOCKS (97.0%)
Advertising (0.9%)
Outdoor Systems, Inc.* .............................     22,500            $    821,250
Young & Rubicam, Inc. ..............................     29,500               1,340,406
                                                                           ------------
                                                                              2,161,656
                                                                           ------------
Banks and Credit Companies (1.8%)
Bank of New York Co., Inc. .........................     43,800               1,606,913
Chase Manhattan Bank ...............................      8,400                 727,650
Development Bank Of Singapore (Singapore) ..........     11,000                 134,430
Providian Financial Corp. ..........................      2,900                 271,150
Wells Fargo & Co. ..................................     37,300               1,594,575
                                                                           ------------
                                                                              4,334,718
                                                                           ------------
Business Machines (2.7%)
Hewlett-Packard Co. ................................     17,800               1,788,900
Motorola, Inc. .....................................     30,400               2,880,400
Texas Instruments, Inc. ............................     12,700               1,841,500
                                                                           ------------
                                                                              6,510,800
                                                                           ------------
Business Services (1.4%)
Computer Sciences Corp.* ...........................      9,000                 622,688
Galileo International, Inc. ........................     19,800               1,058,063
Smurfit Jefferson (Ireland) ........................    558,500               1,320,629
Smurfit-Stone Container Corp.* .....................     18,100                 372,181
Telefonica Publicidad (Spain)* .....................      2,400                  47,808
                                                                           ------------
                                                                              3,421,369
                                                                           ------------
Cellular Phones (0.9%)
Sprint Corp. (PCS Group)* ..........................     38,100               2,176,463
                                                                           ------------
Communications Services (10.2%)
Cable and Wireless PLC (Great Britain)* ............     21,300                 204,821
Capital Radio PLC (Great Britain) ..................     29,000                 384,009
Colt Telecom Group PLC (Great Britain)* ............     14,100               1,217,888
Frontier Corp. .....................................     66,200               3,905,799
GTE Corp. ..........................................     26,400               1,999,800
MCI Worldcom, Inc.* ................................     60,600               5,226,749
Nextel Communications, Inc.--A* ....................     54,200               2,720,163
Nippon Telegraph & Telephone Corp. (Japan) .........      1,050               1,223,857
NTT Mobile Communcations Network, Inc.
  (Japan) ..........................................      1,200               1,626,850
Orange PLC (Great Britain)* ........................    163,000               2,389,645
Qwest Communications International, Inc.* ..........     20,100                 664,556
SBC Communications, Inc. ...........................     21,900               1,270,200
Telefonaktiebolaget LM Ericsson (Sweden) ...........     17,000                 559,938
Winstar Communications, Inc.* ......................     16,700                 814,125
                                                                           ------------
                                                                             24,208,400
                                                                           ------------
Computer Software (0.5%)
America Online, Inc.* ..............................      1,300                 143,650
Phone.Com* .........................................        400                  22,400
Psinet, Inc.* ......................................     21,500                 940,625
                                                                           ------------
                                                                              1,106,675
                                                                           ------------
Computer Software--PC (0.8%)
Microsoft Corp.* ...................................     21,600               1,948,050
                                                                           ------------

                                                           Number of             Market
                                                             Shares              Value
                                                       -----------------   -----------------
Computer Software--Systems (4.9%)
Ariba, Inc.* .......................................       300             $     29,175
BMC Software, Inc.* ................................    91,800                4,957,199
EMC Corp.* .........................................    22,300                1,226,500
Oracle Systems Corp.* ..............................    94,850                3,521,306
Unisys Corp.* ......................................    46,400                1,806,700
                                                                           ------------
                                                                             11,540,880
                                                                           ------------
Conglomerates (6.0%)
Allied Signal, Inc. ................................    29,200                1,839,600
Tyco International Ltd. ............................   130,694               12,383,256
                                                                           ------------
                                                                             14,222,856
                                                                           ------------
Consumer Goods and Services (0.6%)
Newell Rubbermaid, Inc. ............................    32,100                1,492,650
                                                                           ------------
Electronics (5.7%)
Altera Corp.* ......................................    40,700                1,498,269
Analog Devices, Inc.* ..............................    62,900                3,156,794
Intel Corp. ........................................    12,800                  761,600
Kulicke & Soffa Industries, Inc.* ..................    32,600                  874,088
Lattice Semiconductor Corp.* .......................    31,200                1,942,200
LSI Logic Corp.* ...................................    79,000                3,643,874
Micron Technology, Inc.* ...........................    12,000                  483,750
Teradyne, Inc.* ....................................    16,900                1,212,575
                                                                           ------------
                                                                             13,573,150
                                                                           ------------
Entertainment (10.3%)
CBS Corp.* .........................................    58,300                2,532,406
Clear Channel Communications, Inc.* ................    30,321                2,090,254
Comcast Corp. ......................................    88,100                3,386,344
Harrah's Entertainment, Inc.* ......................   131,100                2,884,200
Hearst-Argyle Television, Inc.* ....................    75,600                1,814,400
Infinity Broadasting Corp.* ........................    75,300                2,240,175
MediaOne Group, Inc.* ..............................    49,900                3,711,312
Time Warner, Inc. ..................................    49,200                3,616,199
Walt Disney Co. ....................................    73,700                2,270,881
                                                                           ------------
                                                                             24,546,171
                                                                           ------------
Financial Institutions (6.7%)
Associates First Capital Corp. .....................    46,500                2,060,531
Citigroup, Inc. ....................................    73,100                3,472,250
Donaldson Lufkin & Jenrette, Inc. ..................     4,500                  271,125
Federal Home Loan Mortgage Corp. ...................    42,800                2,482,400
Finova Group, Inc. .................................    72,200                3,799,524
Mellon Bank Corp. ..................................    45,800                1,665,975
Merrill Lynch & Co. ................................    18,600                1,486,838
PaineWebber Group, Inc. ............................    12,900                  603,075
                                                                           ------------
                                                                             15,841,718
                                                                           ------------
Food and Beverage Products (0.8%)
Anheuser Busch Co., Inc. ...........................    15,100                1,071,156
Suiza Foods Corp.* .................................    25,200                1,055,250
                                                                           ------------
                                                                              2,126,406
                                                                           ------------

22   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

                                                         Number of             Market
                                                           Shares              Value
                                                     -----------------   -----------------
Forest Products & Paper (1.6%)
Asia Pulp & Paper Co. Ltd. ADR (Singapore)* ......   206,700             $  1,989,488
Bowater, Inc. ....................................    21,200                1,001,700
Champion International Corp. .....................     6,100                  292,037
Westvaco Corp. ...................................    17,800                  516,200
                                                                         ------------
                                                                            3,799,425
                                                                         ------------
Household and Personal Care (0.2%)
Benckiser NV (Netherlands) .......................     8,425                  448,835
                                                                         ------------
Insurance (7.4%)
Ace, Ltd. (Bermuda) ..............................    44,800                1,265,600
American International Group, Inc. ...............    12,300                1,439,869
Annuity and Life Re (Holdings), Ltd. .............    26,400                  592,350
Axa UAP ..........................................     2,900                  353,173
CIGNA Corp. ......................................    34,800                3,097,200
Equitable Companies, Inc. ........................    45,600                3,055,200
Hartford Financial Services Group ................    58,100                3,387,956
Nationwide Financial Services, Inc., Class A .....    24,000                1,086,001
Reliastar Financial Corp. ........................    76,400                3,342,500
XL Capital Ltd. (Bermuda) ........................         1                       57
                                                                         ------------
                                                                           17,619,906
                                                                         ------------
Machinery (1.1%)
Bouygues SA (France) .............................     6,600                1,741,401
Grupo Acciona SA (Spain) .........................    19,800                  942,314
                                                                         ------------
                                                                            2,683,715
                                                                         ------------
Medical and Health Products (2.7%)
American Home Products Corp. .....................    52,100                2,995,750
Becton Dickinson & Co. ...........................    55,200                1,656,000
Pfizer, Inc. .....................................     5,800                  636,550
Pharmacia & Upjohn, Inc. .........................    19,600                1,113,525
                                                                         ------------
                                                                            6,401,825
                                                                         ------------
Medical and Health Tech Services (2.8%)
General Instrument Corp.* ........................    44,900                1,908,250
Mid Atlantic Medical Services, Inc.* .............    67,400                  665,575
United Healthcare Corp. ..........................    53,400                3,344,175
Wellpoint Health Networks, Inc.* .................     9,700                  823,288
                                                                         ------------
                                                                            6,741,288
                                                                         ------------
Oil Services (1.5%)
Baker Hughes, Inc. ...............................    27,200                  911,200
Burlington Resources, Inc. .......................    24,300                1,050,975
Conoco, Inc. .....................................    53,400                1,488,525
                                                                         ------------
                                                                            3,450,700
                                                                         ------------
Oils (1.5%)
BP Amoco PLC (Great Britian) .....................         1                      109
Coastal Corp. ....................................    54,200                2,168,000
Enron Oil & Gas Co. ..............................    69,500                1,407,375
                                                                         ------------
                                                                            3,575,484
                                                                         ------------

                                                         Number of             Market
                                                           Shares              Value
                                                     -----------------   -----------------
Printing and Publishing (2.0%)
E.W. Scripps Co. .................................    38,600             $  1,835,913
Gannett Co., Inc. ................................     7,600                  542,450
Meredith Corp. ...................................    30,800                1,066,450
Tribune Co. ......................................    14,000                1,219,750
                                                                         ------------
                                                                            4,664,563
                                                                         ------------
Railroad (0.5%)
Canadian National Railway Co. (Canada) ...........    17,200                1,152,400
                                                                         ------------
Restaurants and Lodging (1.3%)
Promus Hotel Corp.* ..............................    40,900                1,267,900
Wendy's International, Inc. ......................    61,300                1,735,556
                                                                         ------------
                                                                            3,003,456
                                                                         ------------
Special Products and Services (2.0%)
Abitibi Consolidated, Inc. (Canada) ..............    95,900                1,090,863
Jefferson Smurfit Group (Ireland) ................    10,000                  235,625
Xerox Corp. ......................................    60,100                3,549,655
                                                                         ------------
                                                                            4,876,143
                                                                         ------------
Stores (3.4%)
CVS Corp. ........................................    45,100                2,305,738
Office Depot, Inc.* ..............................    10,800                  238,275
Rite Aid Corp. ...................................    93,700                2,307,363
Tandy Corp. ......................................    44,200                2,160,275
TJX Co., Inc. ....................................    29,900                  996,044
                                                                         ------------
                                                                            8,007,695
                                                                         ------------
Supermarkets (2.4%)
Kroger Co.* ......................................   205,000                5,727,187
                                                                         ------------
Telecommunications (9.9%)
AT&T Canada, Inc. (Canada)* ......................     6,800                  435,625
Centurytel, Inc. .................................    33,975                1,350,506
Cisco Systems, Inc.* .............................    49,800                3,212,100
Hellenic Telecommunications (Greece) .............    39,200                  838,829
Mannesmann AG (Germany) ..........................    42,200                6,286,187
Nokia Oyj (Finland) ..............................    23,000                2,105,938
Nortel Networks Corp. (Canada) ...................     8,600                  746,588
NTL, Inc.* .......................................    36,900                3,180,319
Scientific-Atlanta, Inc. .........................    26,300                  946,800
Telecel-Comunicacoes Pessoais SA (Portugal) ......     4,300                  553,331
Vodafone Group PLC ADR (Great Britian) ...........    20,250                3,989,249
                                                                         ------------
                                                                           23,645,472
                                                                         ------------
Utilities--Electric (0.9%)
AES Corp.* .......................................    10,000                  581,250
Duke Energy Corp. ................................    27,500                1,495,313
                                                                         ------------
                                                                            2,076,563
                                                                         ------------
Utilities--Gas (1.6%)
Sonat, Inc. ......................................    34,900                1,156,063
Williams Companies, Inc. .........................    61,400                2,613,338
                                                                         ------------
                                                                            3,769,401
                                                                         ------------
Total Common Stocks (Cost $194,668,483)                                  $230,856,020
                                                                         ------------

                                      See Notes to Schedule of Investments.   23

MFS Value Equities Portfolio
Schedule of Investments
June 30, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                              Number of         Market
                                                                               Shares           Value
                                                                            ------------   ---------------
CONVERTIBLE DEBT (1.4%)
Stores (0.6%)
United Global Com .......................................................      26,600      $ 1,366,575
                                                                                           ------------
Telecommunications (0.7%)
Bell Atlantic Financial (144A)** ........................................   1,770,000        1,820,976
                                                                                           ------------
Total Convertible Debt (Cost $3,337,587)                                                     3,187,551
                                                                                           ------------
PREFERRED STOCKS (0.3%)
Telecommunications (0.3%)
Telephone Cooperative HPY (Finland)* ....................................         260          670,750
                                                                                           ------------
Total Preferred Stocks (Cost $976,574)                                                         670,750
                                                                                           ------------
RIGHTS (0.0%)
Business Services (0.0%)
Bouygues SA (France)* ...................................................       6,600           17,424
                                                                                           ------------
Total Rights (Cost $0)                                                                          17,424
                                                                                           ------------
WARRANTS (0.0%)
Forest Products & Paper (0.0%)
Asia Pulp & Paper (Singapore)* ..........................................      41,340          108,518
                                                                                           ------------
Total Warrants (Cost $0)                                                                       108,518
                                                                                           ------------
TOTAL INVESTMENTS (98.7%) (Cost $198,982,644) (a)                                          234,840,263
Other assets less liabilities (1.3%)                                                         3,055,002
                                                                                           ------------
Total Net Assets (100.0%)                                                                  $237,895,265
                                                                                           ============
Notes to Schedule of Investments
(a) Unrealized gains and losses, based on identified tax cost at June 30, 1999, are as follows:
Unrealized gains ........................................................                  $39,823,544
Unrealized losses .......................................................                   (3,965,925)
                                                                                           ------------
 Net unrealized gain ....................................................                  $35,857,619
                                                                                           ============

 *Non-income producing security.
**Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualify institutional buyers. At June 30, 1999, the market value of this security amounted to $1,820,976 or 0.70% of net assets.
  Category percentages are based on total net assets.


24   See Notes to Schedule of Investments.

Scudder International Growth Portfolio
Schedule of Investments
June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                                            Number of             Market
                                                              Shares              Value
                                                        -----------------   -----------------
COMMON STOCKS (94.3%)
Australia (2.0%)
Broken Hill Proprietary Co. (Mining) ................     411,200           $  4,756,926
Western Mining Corp. Holding Ltd. (Mining) ..........     707,400              3,034,887
Woodside Petroleum Ltd. (Oil & Gas) .................     256,600              1,735,283
                                                                            ------------
                                                                               9,527,096
                                                                            ------------
Canada (1.4%)
Canadian National Railway Co. (Transportation).......     105,000              7,035,000
                                                                            ------------
China (0.1%)
Jiangsu Expressway Co. Ltd. (Transportation) ........   1,714,700                371,233
                                                                            ------------
Finland (1.9%)
Nokia Oyj (Communications) ..........................     104,500              9,144,116
                                                                            ------------
France (13.7%)
Accor SA (Lodging) ..................................      20,443              5,124,482
Alstom (Machinery) ..................................      43,684              1,371,603
Axa UAP (Insurance) .................................      25,039              3,049,355
Bic (Office Equipment & Supplies) ...................      90,683              4,775,049
Carrefour SA (Food Retailers) .......................      17,490              2,565,731
Christian Dior SA (Diversified) .....................      27,846              4,529,249
Club Mediterranee SA (Lodging)* .....................       8,974                950,622
Elf Aquitaine SA (Oil & Gas) ........................      65,488              9,593,410
Etablissements Economiques du Casino
  Guichard-Perrachon SA (Food Retailers) ............      62,150              3,397,361
Eurotunnel SA (Financial Services)* .................   3,053,985              4,495,771
Lagardere S.C.A. (Financial Services) ...............     113,727              4,226,459
Moet Hennessy Louis Vuitton
  (Beverages, Food & Tobacco) .......................       8,692              2,540,338
Pinault-Printemps-Redoute SA (Retailers) ............      13,586              2,327,294
Renault SA (Automotive) .............................      53,832              2,338,618
Rhone-Polenc, Class A (Chemicals) ...................     133,308              6,080,844
Suez Lyonnaise des Eaux (Diversified) ...............      26,809              4,826,995
Total SA--Series B (Oil & Gas) ......................      16,775              2,160,360
Union Assurances Federale SA
  (Financial Services) ..............................      20,251              2,397,457
                                                                            ------------
                                                                              66,750,998
                                                                            ------------
Germany (9.1%)
BASF AG (Chemicals) .................................     125,159              5,521,014
Bayerische Vereinsbank AG (Banking) .................      39,058              2,480,855
Heidelberger Druckmaschinen AG
  (Heavy Machinery) .................................      16,988                967,105
Hoechst AG (Chemicals) ..............................     133,605              6,038,011
Karstadt AG (Retailers) .............................       6,035              2,895,140
Mannesmann AG (Communications) ......................      46,496              6,926,128
Metro AG (Retailers) ................................      81,793              5,068,958
Siemens AG (Electronics) ............................      80,459              6,195,592
Veba AG (Electric Utilities) ........................      91,995              5,398,156
Viag AG (Industrial) ................................       6,203              2,924,648
                                                                            ------------
                                                                              44,415,607
                                                                            ------------

                                                            Number of             Market
                                                              Shares              Value
                                                        -----------------   -----------------
Hong Kong (3.6%)
Anhui Expressway Co. Ltd. (Transportation) ..........   1,780,100           $    243,162
Citic Pacific Ltd. (Diversified) ....................   1,285,800              4,101,702
Dao Heng Bank Group Ltd. (Banking) ..................      42,000                188,383
GZI Transportation Ltd. (Transportation) ............     475,600                104,204
Hong Kong and China Gas Co. Ltd. (Oil & Gas).........         484                    702
Kerry Properties Ltd. (Real Estate) .................   1,001,391              1,322,938
New World Development Co. Ltd. (Real Estate).........   1,202,968              3,604,934
New World Infrastructure Ltd.
  (Heavy Machinery)* ................................     666,600              1,254,407
Shenzhen Expressway Co. Ltd. (Transportation)........   1,629,600                344,497
Sichuan Expressway Co. (Transportation) .............   1,231,000                130,117
Sun Hung Kai Properties Ltd. (Real Estate) ..........     207,000              1,887,612
Zhejiang Expressway Co. Ltd. (Transportation) .......   1,131,300                224,563
Cheung Kong Ltd. (Real Estate) ......................     471,300              4,191,459
                                                                            ------------
                                                                              17,598,680
                                                                            ------------
Italy (5.8%)
Arnoldo Mondadori Editore SpA
  (Media--Broadcasting & Publishing) ................     114,000              1,971,607
Assicurazione Generali Itl (Insurance) ..............      47,000              1,625,711
Banca Nazionale del Lavoro (Banking)* ...............     424,700              1,333,473
Class Editori SpA (Heavy Machinery) .................     127,000              1,013,244
Finmeccanica SpA (Aerospace & Defense)* .............   3,352,700              3,082,137
Gruppo Editoriale L'Espresso
  (Media--Broadcasting & Publishing) ................      86,100              1,391,583
Istituto Nazionale delle Assicurazioni (INA)
  (Insurance) .......................................     262,300                607,565
La Rinascente SpA (Food Retailers) ..................     136,500              1,031,421
Mediaset SpA (Media--Broadcasting
  & Publishing) .....................................     265,000              2,351,584
Seat-Pagine Gialle SpA, Torino
  (Media--Broadcasting & Publishing) ................   3,203,700              4,369,847
Telecom Italia SpA (Communications) .................     897,000              9,308,080
                                                                            ------------
                                                                              28,086,252
                                                                            ------------
Japan (21.7%)
Advantest Corp. (Electronics) .......................      22,300              2,451,765
Asahi Glass Co. Ltd. (Industrial) ...................     325,000              2,108,990
Benesse Corp. (Commercial Services) .................      23,000              2,500,206
Canon, Inc. (Electronics) ...........................      67,000              1,927,423
Daiwa Securities Co. Ltd. (Financial Services) ......     783,000              5,178,136
Fuji Bank (Banking) .................................     509,000              3,551,242
Fujitsu Ltd. (Computers & Information) ..............     276,000              5,555,604
Hitachi Ltd. (Electronics) ..........................     310,000              2,908,575
Komatsu Ltd (Heavy Machinery) .......................     256,000              1,635,840
Matsushita Electric Industrial Co., Ltd.
  (Electronics) .....................................     231,000              4,487,475
Mitsubishi Estate Co. Ltd. (Real Estate) ............     211,000              2,059,951
Mitsui Fudosan Co. Ltd. (Real Estate) ...............     228,000              1,847,074
Murata Manufacturing Co., Ltd. (Electronics) ........      65,000              4,277,091
NEC Corp. (Electronics) .............................     376,000              4,677,854
Nikko Securities Co., Ltd. (Financial Services) .....     881,000              5,687,824

                                      See Notes to Schedule of Investments.   25

Scudder International Growth Portfolio
Schedule of Investments
June 30, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

                                                             Number of             Market
                                                               Shares              Value
                                                         -----------------   -----------------
Japan (continued)
Nippon Telegraph & Telephone Corp.
  (Communications) ...................................         4,810         $  5,606,431
Nissan Motor Co. Ltd. (Transportation) ...............       544,000            2,599,232
NSK Ltd. (Machinery) .................................       480,000            2,634,720
NTT Mobile Communications Network, Inc.
  (Communications) ...................................         5,300            7,185,253
Sakura Bank Ltd. (Banking) ...........................       917,000            3,479,373
Sanwa Bank Ltd. (Banking) ............................       326,000            3,209,600
Shin-Etsu Chemical Co. (Chemicals) ...................        95,000            3,180,543
Sony Corp. (Electronics) .............................        39,000            4,207,242
Sony Corp. (Electronics) .............................        10,000            1,103,750
Sumitomo Trust & Banking (Banking) ...................       731,000            3,516,914
TDK Corp. (Electronics) ..............................        29,000            2,653,799
Teijin Ltd. (Textiles, Clothing & Fabrics) ...........       568,000            2,300,741
Tokyo Electron Ltd. (Electronics) ....................        78,000            5,293,712
Toshiba Corp. (Electronics) ..........................       773,000            5,514,582
Yamanouchi Pharmaceutical Co., Ltd.
  (Pharmaceuticals) ..................................        74,000            2,832,276
                                                                             ------------
                                                                              106,173,218
                                                                             ------------
Netherlands (6.5%)
Aegon N.V. (Insurance) ...............................        36,020            2,663,686
Akzo Nobel N.V. (Chemicals) ..........................        71,490            3,002,702
DSM N.V. (Chemicals) .................................        15,460            1,655,196
Elsevier N.V. (Media--Broadcasting &
  Publishing) ........................................       147,030            1,702,799
Equant N.V. (Computer Software
  & Processing)* .....................................        51,554            4,744,674
Gucci Group N.V. (Textiles, Clothing & Fabrics).......        68,590            4,801,300
Heineken Holding N.V., Class A
  (Beverages, Food & Tobacco) ........................        98,220            3,690,617
Koninklijke Ahold N.V. (Food Retailers) ..............        65,412            2,249,107
Stmicroelectronics N.V. (Electronics) ................        56,456            3,754,471
United Pan-Europe Communications N.V.
  (Electronics)* .....................................        31,430            1,701,909
VNU N.V. (Media--Broadcasting & Publishing)...........        55,120            2,198,808
                                                                             ------------
                                                                               32,165,269
                                                                             ------------
Singapore (0.5%)
Development Bank Of Singapore (Banking) ..............       113,000            1,380,962
Overseas Chinese Banking Corp. (Banking) .............       130,000            1,084,603
                                                                             ------------
                                                                                2,465,565
                                                                             ------------
South Korea (0.6%)
Samsung Electronics (Electronics) ....................        26,856            2,946,619
                                                                             ------------
Spain (0.7%)
Telefonica Pulicidad E Informacion SA
  (Media--Broadcasting & Publishing)
  (144A)** ...........................................        13,547              269,855
Telefonica SA (Communications)* ......................        61,812            2,972,273
                                                                             ------------
                                                                                3,242,128
                                                                             ------------

                                                             Number of             Market
                                                               Shares              Value
                                                         -----------------   -----------------
Switzerland (3.5%)
Nestle SA (Beverages, Food & Tobacco) ................         2,509         $  4,519,136
Novartis AG (Pharmaceuticals) ........................         1,999            2,917,967
Roche Holding AG (Pharmaceuticals) ...................         2,530            2,599,794
Swisscom AG (Communications) .........................         8,912            3,352,530
Union Bank of Switzerland AG (Banking) ...............        13,030            3,887,801
                                                                             ------------
                                                                               17,277,228
                                                                             ------------
Taiwan (3.2%)
China Motor Co. Ltd. (Heavy Machinery) ...............     1,045,000            1,649,951
Chinatrust Commercial Bank (Banking)* ................     1,530,000            1,837,836
Compal Electronics (Electronics) .....................       769,316            3,024,875
Far East Textile (Textiles, Clothing & Fabrics)* .....     1,275,000            1,894,778
Hon Hai Precision Industry (Electronics)* ............       267,000            2,413,733
Taiwan Semiconductor (Electronics)* ..................       749,070            2,864,069
Yang Ming Marine Transport (Transportation)* .........     2,718,000            1,767,244
                                                                             ------------
                                                                               15,452,486
                                                                             ------------
Thailand (0.5%)
Siliconware Precision Industries Co.
  (Electronics)* .....................................     1,372,680            2,613,583
                                                                             ------------
United Kingdom (19.5%)
Barclays PLC (Banking) ...............................        94,113            2,738,707
BOC Group PLC (Chemicals) ............................       379,888            7,425,785
British Petroleum Co. PLC (Oil & Gas) ................       279,275            5,005,613
Carlton Communications PLC (Communications)...........       314,177            2,605,093
Enterprise Oil PLC (Oil & Gas) .......................       227,489            1,481,067
General Electric PLC (Electronics) ...................       542,571            5,533,844
Glaxo Wellcome PLC (Pharmaceuticals) .................       110,691            3,076,302
London & Scotland Marine Oil PLC (Oil & Gas)..........       745,414            1,703,867
Marks & Spencer PLC (Retailers) ......................     1,011,318            5,850,879
Orange PLC (Communications)* .........................       412,654            6,049,673
Pearson PLC (Communications) .........................       161,603            3,283,724
Prudential Corporation PLC (Insurance) ...............       319,203            4,699,785
Reed International PLC (Media--Broadcasting
  & Publishing) ......................................       573,936            3,829,358
Rentokil Initial PLC (Environmental Controls) ........       480,114            1,873,213
Reuters Group PLC (Financial Services) ...............       663,326            8,726,054
Rio Tinto PLC (Mining) ...............................       484,557            8,123,550
Royal & Sun Alliance Insurance Group PLC
  (Insurance) ........................................       365,381            3,277,360
Sainsbury (J) PLC (Food Retailers) ...................       253,205            1,596,609
Select Appointment PLC (Business Services)* ..........       162,137            1,934,829
Shell Transport & Trading Co. PLC (Oil & Gas) ........       872,486            6,543,383
SmithKline Beecham PLC (Pharmaceuticals) .............       247,505            3,216,921
United News & Media PLC
  (Media--Broadcasting & Publishing) .................       192,223            1,848,416
Vodafone Group PLC (Communications) ..................       228,254            4,497,722
                                                                             ------------
                                                                               94,921,754
                                                                             ------------
Total Common Stocks (Cost $386,653,440)                                       460,186,832
                                                                             ------------

26   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

                                                         Principal          Market
                                                           Amount           Value
                                                       -------------   ---------------
CORPORATE DEBT (0.4%)
France (0.4%)
Eurotunnel Finance Limited (Financial Services).....   $1,100,000      $  1,453,203
Eurotunnel SA (Financial Services) .................      300,000           396,328
                                                                       ------------
                                                                          1,849,531
                                                                       ------------
Total Corporate Debt (Cost $1,823,737)                                    1,849,531
                                                                       ------------

                                                          Number of
                                                           Shares
                                                         ----------
PREFERRED STOCKS (1.0%)
Germany (1.0%)
SAP AG-Vorzug (Computer Software
  & Processing) ................................           11,678         4,658,505
                                                                         ----------
Total Preferred Stocks (Cost $4,038,916)                                  4,658,505
                                                                         ----------
RIGHTS (0.1%)
France (0.1%)
LVMH-Rights (Beverages, Food & Tobacco)* .......            8,692           253,676
                                                                         ----------
Hong Kong (0.0%)
Hong Kong and China Gas Co. Ltd.
  (Oil & Gas)* .................................               20                 3
                                                                         ----------
Total Rights (Cost $0)                                                      253,679
                                                                         ----------
TOTAL INVESTMENTS (95.7%) (Cost $392,516,093) (a)                       466,948,547
Other assets less liabilities (4.3%)                                     21,010,941
                                                                       ------------
Total Net Assets (100.0%)                                              $487,959,488
                                                                       ============
Notes to Schedule of Investments
(a) Unrealized gains and losses, based on identified tax cost at June 30,
1999, are as follows:
Unrealized gains ...............................                        $86,838,098
Unrealized losses ..............................                        (12,405,644)
                                                                        ------------
 Net unrealized gain ...........................                        $74,432,454
                                                                        ============

 *Non-income producing security.
**Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, the market value of this security amounted to $269,855 or 0.06% of net assets.
  Category percentages are based on total net assets.


                                      See Notes to Schedule of Investments.   27

T. Rowe Price Growth Equities Portfolio
Schedule of Investments
June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                                           Number of             Market
                                                             Shares              Value
                                                       -----------------   -----------------
COMMON STOCKS (95.6%)
Advertising (1.1%)
Omnicom Group, Inc. ................................        94,100         $  7,528,000
                                                                           ------------
Aerospace & Defense (1.7%)
Allied Signal, Inc. ................................       117,100            7,377,300
Teleflex, Inc. .....................................        92,200            4,004,938
                                                                           ------------
                                                                             11,382,238
                                                                           ------------
Banking (4.8%)
Bank of America Corp. ..............................       107,856            7,907,193
Bank of New York Co., Inc. .........................       199,600            7,322,824
Mellon Bank Corp. ..................................        94,000            3,419,250
Union Bank of Switzerland AG (Switzerland) .........         3,900            1,163,655
Wells Fargo & Co. ..................................       267,700           11,444,175
                                                                           ------------
                                                                             31,257,097
                                                                           ------------
Beverages, Food & Tobacco (2.6%)
Coca-Cola Co. ......................................        41,900            2,618,750
Pepsico, Inc. ......................................       158,400            6,128,100
Philip Morris Co., Inc. ............................       153,300            6,160,744
Sara Lee Corp. .....................................       108,300            2,457,056
                                                                           ------------
                                                                             17,364,650
                                                                           ------------
Commercial Services (0.7%)
Halliburton Co. ....................................       104,700            4,737,675
                                                                           ------------
Communications (7.8%)
General Instrument Corp.* ..........................        50,100            2,129,250
Lucent Technologies, Inc. ..........................       103,290            6,965,619
Mannesmann AG (Germany) ............................        23,000            3,426,121
MCI Worldcom, Inc.* ................................       187,216           16,147,379
Nextel Communications, Inc., Class A* ..............        62,700            3,146,756
SBC Communications, Inc. ...........................        56,400            3,271,199
Sprint Corp. .......................................        31,400            1,658,312
Telecom Italia Mobile (Italy) ......................       376,200            1,382,571
Telecom Italia SpA (Italy) .........................       373,900            3,879,923
Telecomunicacoes Brasileiras S.A.--Telebras
  ADR (Brazil) .....................................        46,900            4,229,794
Vodafone Group PLC ADR (Great Britain) .............        28,550            5,624,350
                                                                           ------------
                                                                             51,861,274
                                                                           ------------
Computer Software & Processing (9.4%)
America Online, Inc.* ..............................        41,400            4,574,700
Automatic Data Processing, Inc. ....................       114,600            5,042,400
BMC Software, Inc.* ................................       161,800            8,737,200
Citrix Systems, Inc.* ..............................        22,500            1,271,250
Compuware Corp.* ...................................       123,600            3,932,025
First Data Corp. ...................................        87,800            4,296,713
Gartner Group, Inc., Class A* ......................       104,200            2,136,099
Getronics N.V. (Netherlands) .......................        48,082            1,846,281
IMS Health, Inc. ...................................       120,500            3,765,625
Microsoft Corp.* ...................................       182,800           16,486,274
Oracle Systems Corp.* ..............................        46,400            1,722,599
Parametric Technology Co.* .........................       271,000            3,760,125

                                                           Number of             Market
                                                             Shares              Value
                                                       -----------------   -----------------
Computer Software & Processing (continued)
Sterling Commerce, Inc.* ...........................        55,500         $  2,025,750
Sun Microsystems, Inc.* ............................        37,500            2,582,813
                                                                           ------------
                                                                             62,179,854
                                                                           ------------
Computers & Information (3.6%)
Cisco Systems, Inc.* ...............................       119,250            7,691,625
Dell Computer Corp.* ...............................       108,600            4,018,200
EMC Corp.* .........................................        59,000            3,245,000
Fujitsu Ltd. (Japan) ...............................        74,000            1,489,543
Hewlett-Packard Co. ................................        74,700            7,507,350
                                                                           ------------
                                                                             23,951,718
                                                                           ------------
Cosmetics & Personal Care (0.7%)
Colgate-Palmolive Co. ..............................        28,200            2,784,750
Gillette Co. .......................................        39,300            1,611,300
Procter & Gamble Co. ...............................         6,300              562,275
                                                                           ------------
                                                                              4,958,325
                                                                           ------------
Diversified (4.5%)
Hutchison Whampoa Ltd. (Hong Kong) .................       598,700            5,420,929
Tomkins PLC (Great Britain) ........................     1,196,560            5,187,207
Tyco International Ltd. ............................       200,700           19,016,324
                                                                           ------------
                                                                             29,624,460
                                                                           ------------
Electronics (4.7%)
Altera Corp.* ......................................       104,900            3,861,631
Intel Corp. ........................................       146,700            8,728,650
Maxim Intergrated Products, Inc.* ..................       107,600            7,155,400
Motorola, Inc. .....................................        18,800            1,781,300
Solectron Corp.* ...................................        70,300            4,688,131
Texas Instruments, Inc. ............................        35,000            5,075,000
                                                                           ------------
                                                                             31,290,112
                                                                           ------------
Entertainment & Leisure (1.4%)
Hasbro, Inc. .......................................        37,600            1,050,450
Mattel, Inc. .......................................        67,080            1,773,428
Time Warner, Inc. ..................................        75,000            5,512,500
Walt Disney Co. ....................................        32,500            1,001,406
                                                                           ------------
                                                                              9,337,784
                                                                           ------------
Environmental Controls (1.8%)
Rentokil Initial PLC (Great Britian) ...............       501,000            1,954,702
Waste Management, Inc. .............................       184,000            9,890,000
                                                                           ------------
                                                                             11,844,702
                                                                           ------------
Financial Services (7.1%)
Ambac Financial Group, Inc. ........................        38,500            2,199,313
American Express Corp. .............................        27,400            3,565,425
Associates First Capital Corp. .....................       165,800            7,347,021
Berkshire Hathaway, Inc., Class A* .................           950            6,545,500
Citigroup, Inc. ....................................       308,850           14,670,374
Concord EFS, Inc.* .................................        41,000            1,734,813
Goldman Sachs Group, Inc. ..........................        12,000              867,000
HSBC Holdings PLC (Great Britain) ..................        54,000            1,969,688
Morgan Stanley Dean Witter Discover & Co. ..........        27,400            2,808,500

28   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

                                                            Number of             Market
                                                              Shares              Value
                                                        -----------------   -----------------
Financial Services (continued)
Mutual Risk Management Ltd ..........................      148,100          $  4,942,838
TD Waterhouse Group* ................................       13,200               330,825
                                                                            ------------
                                                                              46,981,297
                                                                            ------------
Food Retailers (1.5%)
Safeway, Inc.* ......................................      195,600             9,682,200
                                                                            ------------
Forest Products & Paper (0.4%)
Kimberly--Clark Corp. ...............................       50,200             2,861,400
                                                                            ------------
Health Care Providers (1.7%)
Healthsouth Corp.* ..................................      126,300             1,886,606
United Healthcare Corp. .............................      154,900             9,700,613
                                                                            ------------
                                                                              11,587,219
                                                                            ------------
Heavy Machinery (0.7%)
Applied Materials, Inc.* ............................       65,300             4,824,038
                                                                            ------------
Home Construction, Furnishings & Appliances (2.5%)
General Electric Co .................................      145,000            16,384,999
                                                                            ------------
Household Products (0.8%)
Corning, Inc. .......................................       79,000             5,539,875
                                                                            ------------
Insurance (3.5%)
Ace, Ltd. (Bermuda) .................................      216,400             6,113,300
Fairfax Financial Holdings Ltd. (Canada)* ...........       14,285             3,830,669
Fairfax Financial Holdings Ltd. (Canada)* ...........        1,200               321,792
Partner Re Ltd. (Bermuda) ...........................      100,000             3,737,500
Travelers Property Casualty Corp., Class A ..........       44,000             1,721,500
UNUM Corp. ..........................................       75,300             4,122,675
Wellpoint Health Networks, Inc.* ....................       36,300             3,080,962
                                                                            ------------
                                                                              22,928,398
                                                                            ------------
Lodging (0.4%)
Mirage Resorts, Inc.* ...............................      143,600             2,405,300
                                                                            ------------
Media--Broadcasting & Publishing (5.4%)
CBS Corp.* ..........................................      156,900             6,815,344
Clear Channel Communications, Inc.* .................       61,500             4,239,656
Comcast Corp. .......................................       47,600             1,829,625
Fox Entertainment Group Inc.* .......................      159,500             4,296,531
Infinity Broadcasting Corp.* ........................      137,900             4,102,525
MediaOne Group, Inc.* ...............................       66,400             4,938,500
Tribune Co. .........................................       40,700             3,545,988
VNU N.V. (Netherlands) ..............................       87,600             3,494,478
Wolters Kluwer N.V. (Netherlands) ...................       73,208             2,909,059
                                                                            ------------
                                                                              36,171,706
                                                                            ------------
Medical Supplies (1.3%)
Baxter International, Inc. ..........................       40,500             2,455,313
Boston Scientific Corp.* ............................       42,600             1,871,738
Johnson & Johnson ...................................       44,600             4,370,800
                                                                            ------------
                                                                               8,697,851
                                                                            ------------

                                                            Number of             Market
                                                              Shares              Value
                                                        -----------------   -----------------
Metals (1.4%)
Danaher Corp. .......................................       94,100          $  5,469,563
Masco Corp. .........................................      144,000             4,158,000
                                                                            ------------
                                                                               9,627,563
                                                                            ------------
Oil & Gas (2.8%)
Chevron Corp. .......................................       43,300             4,121,619
Mobil Corp. .........................................       74,400             7,365,600
Royal Dutch Petroleum Co. N.V. (Netherlands) ........      118,600             7,145,650
                                                                            ------------
                                                                              18,632,869
                                                                            ------------
Pharmaceuticals (9.8%)
American Home Products Corp. ........................       81,500             4,686,250
Amgen, Inc.* ........................................       31,400             1,911,475
Bristol-Myers Squibb Co. ............................      176,900            12,460,393
Cardinal Health, Inc. ...............................       73,400             4,706,775
Eli Lilly and Co. ...................................       67,800             4,856,175
Gehe AG (Germany) ...................................       15,400               707,069
Merck & Co., Inc. ...................................      115,300             8,532,200
Pfizer, Inc. ........................................       85,800             9,416,550
Roche Holding AG (Switzerland) ......................        4,540             4,665,243
Schering-Plough Corp. ...............................       95,200             5,045,600
Warner-Lambert Co ...................................      107,800             7,478,625
                                                                            ------------
                                                                              64,466,355
                                                                            ------------
Real Estate (1.5%)
Crescent Real Estate Equities Co. REIT ..............      141,100             3,351,125
Security Capital U.S. Realty REIT (Luxembourg)* .....      172,500             3,277,500
Starwood Hotels & Resorts Worldwide, Inc. REIT             113,300             3,462,731
                                                                            ------------
                                                                              10,091,356
                                                                            ------------
Restaurants (0.8%)
Compass Group PLC (Switzerland) .....................      239,400             2,373,771
McDonald's Corp. ....................................       73,200             3,024,075
                                                                            ------------
                                                                               5,397,846
                                                                            ------------
Retailers (5.1%)
Cifra SA (Mexico)* ..................................       43,300               830,464
CVS Corp. ...........................................      100,600             5,143,175
Dayton-Hudson Corp. .................................       12,600               819,000
Home Depot, Inc. ....................................       98,400             6,340,650
Kroger Co.* .........................................      208,400             5,822,175
Nike, Inc. ..........................................       47,600             3,013,675
Saks, Inc.* .........................................       75,200             2,171,400
Tag Heuer International SA (Switzerland) ............      130,300             1,351,863
Wal-Mart Stores, Inc. ...............................      176,800             8,530,600
                                                                            ------------
                                                                              34,023,002
                                                                            ------------
Transportation (0.2%)
Carnival Corp., Class A .............................       33,800             1,639,300
                                                                            ------------
U.S. Government (3.9%)
Federal Home Loan Mortgage Corp. ....................      314,100            18,217,799
Federal National Mortgage Association ...............      109,300             7,473,388
                                                                            ------------
                                                                              25,691,187
                                                                            ------------
Total Common Stocks (Cost $513,208,564)                                     $634,951,649
                                                                            ------------

                                      See Notes to Schedule of Investments.   29

T. Rowe Price Growth Equities Portfolio
Schedule of Investments
June 30, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

                                            Principal          Market
                                              Amount           Value
                                          -------------   ---------------
SHORT-TERM INVESTMENTS (0.4%)
Repsol International Finance Commercial
  Paper, 4.82%, 08/12/99 ..............   $2,335,000      $  2,299,673
                                                          ------------
Total Short-Term Investments (Cost $2,299,673)               2,299,673
                                                          ------------
TOTAL INVESTMENTS (96.0%) (Cost $515,508,237) (a)          637,251,322
Other assets less liabilities (4.0%)                        26,798,076
                                                          ------------
Total Net Assets (100.0%)                                 $664,049,398
                                                          ============
Notes to Schedule of Investments
(a) Unrealized gains and losses, based on identified tax cost at June 30,
1999, are as follows:
Unrealized gains ......................                   $132,334,346
Unrealized losses .....................                    (10,591,261)
                                                          ------------
 Net unrealized gain ..................                   $121,743,085
                                                          ============

* Non-income producing security.
Category percentages are based on total net assets.


30   See Notes to Financial Statements.

Portfolio Partners, Inc.
Statements of Assets and Liabilities
June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                                  MFS Emerging        MFS Research
                                               Equities Portfolio   Growth Portfolio
                                              -------------------- ------------------
Assets:
Investments, at market value ................    $1,169,303,693      $ 513,396,176
Cash ........................................         2,420,908          4,551,818
Cash denominated in foreign currencies ......                --                 --
Receivable for:
 Dividends and interest .....................           102,809            238,148
 Investments sold ...........................           712,612          4,586,092
 Fund shares sold ...........................            28,437             43,715
 Recoverable foreign taxes ..................             3,453             21,379
Gross unrealized gain on forward foreign
 currency exchange contracts ................                --                 --
                                                 --------------      -------------
   Total Assets .............................     1,172,571,912        522,837,328
                                                 --------------      -------------
Liabilities:
Payable for:
 Investments purchased ......................         3,108,781          7,003,594
 Fund shares redeemed .......................         1,568,873            380,829
 Variation margin on futures contracts ......                --                 --
Due to custodian ............................             3,070                 --
Administrative services fees payable ........           117,290             61,108
Advisory fees payable .......................           606,987            285,090
Gross unrealized loss on forward foreign
 currency exchange contracts ................                --              4,985
                                                 --------------      -------------
   Total Liabilities ........................         5,405,001          7,735,606
                                                 --------------      -------------
NET ASSETS ..................................    $1,167,166,911      $ 515,101,722
                                                 ==============      =============
Net assets represented by:
Paid-in Capital .............................    $  794,685,882      $ 387,807,944
Net unrealized gain on investments, open
 futures contracts and foreign currency
 related translations .......................       347,178,936        113,189,776
Undistributed/(distribution in excess of)
 net investment income ......................        (3,640,139)           934,308
Accumulated net realized gain
 on investments .............................        28,942,232         13,169,694
                                                 --------------      -------------
NET ASSETS ..................................    $1,167,166,911      $ 515,101,722
                                                 ==============      =============
Capital Shares, $.001 par value:
 Outstanding ................................        18,374,306         39,533,777
 Net Assets .................................    $1,167,166,911      $ 515,101,722
 Net Asset Value, offering and
  redemption price per share (net
  assets divided by shares outstanding)          $        63.52      $       13.03
Cost of investments .........................    $  822,124,608      $ 400,204,733
Cost of cash denominated in foreign
 currencies .................................    $           --      $          --

                                                   MFS Value      Scudder International   T. Rowe Price Growth
                                               Equity Portfolio      Growth Portfolio       Equity Portfolio
                                              ------------------ ----------------------- ----------------------
Assets:
Investments, at market value ................   $ 234,840,263         $ 466,948,547          $ 637,251,322
Cash ........................................       4,364,607             7,516,601             27,442,704
Cash denominated in foreign currencies ......          58,228             2,462,355                     --
Receivable for:
 Dividends and interest .....................         238,634               232,373                525,492
 Investments sold ...........................       6,756,671            11,173,511             10,028,735
 Fund shares sold ...........................         320,528             7,805,647                  6,301
 Recoverable foreign taxes ..................          36,040               836,502                 37,897
Gross unrealized gain on forward foreign
 currency exchange contracts ................              --                55,177                  3,822
                                                -------------         -------------          -------------
   Total Assets .............................     246,614,971           497,030,713            675,296,273
                                                -------------         -------------          -------------
Liabilities:
Payable for:
 Investments purchased ......................       8,546,340             8,682,105              9,916,142
 Fund shares redeemed .......................               3                   679                931,493
 Variation margin on futures contracts ......              --                    --                     14
Due to custodian ............................              --                    --                     --
Administrative services fees payable ........          46,979                76,829                 79,319
Advisory fees payable .......................         122,145               307,315                317,274
Gross unrealized loss on forward foreign
 currency exchange contracts ................           4,239                 4,297                  2,633
                                                -------------         -------------          -------------
   Total Liabilities ........................       8,719,706             9,071,225             11,246,875
                                                -------------         -------------          -------------
NET ASSETS ..................................   $ 237,895,265         $ 487,959,488          $ 664,049,398
                                                =============         =============          =============
Net assets represented by:
Paid-in Capital .............................   $ 161,786,724         $ 363,082,514          $ 497,220,753
Net unrealized gain on investments, open
 futures contracts and foreign currency
 related translations .......................      35,837,904            74,407,143            121,739,735
Undistributed/(distribution in excess of)
 net investment income ......................         173,304             6,054,472              3,044,804
Accumulated net realized gain
 on investments .............................      40,097,333            44,415,359             42,044,106
                                                -------------         -------------          -------------
NET ASSETS ..................................   $ 237,895,265         $ 487,959,488          $ 664,049,398
                                                =============         =============          =============
Capital Shares, $.001 par value:
 Outstanding ................................       5,300,290            26,312,478             11,039,760
 Net Assets .................................   $ 237,895,265         $ 487,959,488          $ 664,049,398
 Net Asset Value, offering and
  redemption price per share (net
  assets divided by shares outstanding)         $       44.88         $       18.54          $       60.15
Cost of investments .........................   $ 198,982,644         $ 392,516,093          $ 515,508,237
Cost of cash denominated in foreign
 currencies .................................   $      58,241         $   2,441,229          $          --


                      See Notes to Financial Statements. 31

Portfolio Partners, Inc.
Statements of Operations
For the Six Months Ended June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                                    MFS Emerging        MFS Research
                                                 Equities Portfolio   Growth Portfolio
                                                -------------------- ------------------
Investment Income:
 Dividends ....................................     $    500,547        $ 1,930,435
 Interest .....................................          106,368            113,282
                                                    ------------        -----------
                                                         606,915          2,043,717
Foreign taxes withheld on dividends ...........           (2,209)           (21,175)
                                                    ------------        -----------
    Total investment income ...................          604,706          2,022,542
                                                    ------------        -----------
Investment Expenses:
Investment advisory fee .......................        3,558,030          1,705,568
Administrative services fees ..................          686,815            365,496
                                                    ------------        -----------
    Total expenses ............................        4,244,845          2,071,064
                                                    ------------        -----------
Net investment income (loss) ..................       (3,640,139)           (48,522)
                                                    ------------        -----------
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
 Sales of investments .........................       17,179,432         27,938,642
 Futures, foreign currency and forward
  foreign currency exchange contracts .........             (147)           (26,856)
                                                    ------------        -----------
 Net realized gain (loss) on investments,
  futures, foreign currency and forward
  foreign currency exchange contracts .........       17,179,285         27,911,786
                                                    ------------        -----------
Net change in unrealized gain or (loss) on:
 Investments ..................................      134,451,635         16,042,335
 Futures, foreign currency and forward
  foreign currency exchange contracts .........             (149)            (1,199)
                                                    ------------        -----------
    Net change in unrealized gain or (loss) on investments, futures, foreign currency and forward foreign currency exchange
     contracts ................................      134,451,486         16,041,136
                                                    ------------        -----------
Net realized and change in unrealized gain on investments, futures, foreign currency and forward foreign currency exchange
 contracts ....................................      151,630,771         43,952,922
                                                    ------------        -----------
Net increase in net assets resulting from
 operations ...................................     $147,990,632        $43,904,400
                                                    ============        ===========

                                                     MFS Value      Scudder International   T. Rowe Price Growth
                                                 Equity Portfolio      Growth Portfolio       Equity Portfolio
                                                ------------------ ----------------------- ----------------------
Investment Income:
 Dividends ....................................    $   751,353          $  5,970,231            $ 2,897,860
 Interest .....................................         89,101               228,133                747,997
                                                   -----------          ------------            -----------
                                                       840,454             6,198,364              3,645,857
Foreign taxes withheld on dividends ...........         (6,492)             (537,331)               (86,767)
                                                   -----------          ------------            -----------
    Total investment income ...................        833,962             5,661,033              3,559,090
                                                   -----------          ------------            -----------
Investment Expenses:
Investment advisory fee .......................        678,942             1,788,009              1,854,347
Administrative services fees ..................        261,133               447,002                463,986
                                                   -----------          ------------            -----------
    Total expenses ............................        940,075             2,235,011              2,318,333
                                                   -----------          ------------            -----------
Net investment income (loss) ..................       (106,113)            3,426,022              1,240,757
                                                   -----------          ------------            -----------
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
 Sales of investments .........................     33,896,263            24,917,218             30,405,336
 Futures, foreign currency and forward
  foreign currency exchange contracts .........       (645,672)           (1,349,705)               (53,478)
                                                   -----------          ------------            -----------
 Net realized gain (loss) on investments,
  futures, foreign currency and forward
  foreign currency exchange contracts .........     33,250,591            23,567,513             30,351,858
                                                   -----------          ------------            -----------
Net change in unrealized gain or (loss) on:
 Investments ..................................      3,331,690            18,313,806             22,303,566
 Futures, foreign currency and forward
  foreign currency exchange contracts .........         38,821             1,945,067                 (1,043)
                                                   -----------          ------------            -----------
    Net change in unrealized gain or (loss) on investments, futures, foreign currency and forward foreign currency exchange
     contracts ................................      3,370,511            20,258,873             22,302,523
                                                   -----------          ------------            -----------
Net realized and change in unrealized gain on investments, futures, foreign currency and forward foreign currency exchange
 contracts ....................................     36,621,102            43,826,386             52,654,381
                                                   -----------          ------------            -----------
Net increase in net assets resulting from
 operations ...................................    $36,514,989          $ 47,252,408            $53,895,138
                                                   ===========          ============            ===========


32  See Notes to Financial Statements.

Portfolio Partners, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                    MFS Emerging
                                                  Equities Portfolio      MFS Emerging
                                                  For the six months    Equity Portfolio
                                                 Ended June 30, 1999       Year Ended
                                                     (unaudited)       December 31, 1998
                                                --------------------- -------------------
From Operations:
Net investment income .........................    $   (3,640,139)      $   (4,000,456)
Net realized gain (loss) on investments,
 futures, foreign currency and forward
 foreign currency exchange contracts ..........        17,179,285           17,886,341
Net change in unrealized gain (loss) on
 investments, futures, foreign currency,
 and forward foreign currency exchange
 contracts ....................................       134,451,486          221,647,960
                                                   --------------       --------------
 Net increase (decrease) in net assets
  resulting from operations ...................       147,990,632          235,533,845
                                                   --------------       --------------
Distributions to Shareholders From:
 Net investment income ........................                --           (2,021,457)
 Net realized gain on sale of investments                      --             (586,890)
                                                   --------------       --------------
 Total distributions ..........................                --           (2,608,347)
                                                   --------------       --------------
Fund Share Transactions:
 Proceeds from shares sold ....................       116,160,765          250,995,803
 Payments for shares redeemed .................      (166,024,787)        (185,597,540)
  Net Asset Value of shares issued
    in reinvestment of dividends and
    distributions .............................                --            2,608,347
                                                   --------------       --------------
    Net increase (decrease) in net
     assets from fund share
     transactions .............................       (49,864,022)          68,006,610
                                                   --------------       --------------
 Change in net assets .........................        98,126,610          300,932,108
Net Assets:
 Beginning of period ..........................     1,069,040,301          768,108,193
                                                   --------------       --------------
 End of period ................................    $1,167,166,911       $1,069,040,301
                                                   ==============       ==============
 End of period net assets includes
  undistributed/(distribution in excess of)
  net investment income .......................    $   (3,640,139)      $           --
                                                   ==============       ==============
Share Transactions:
 Number of shares sold ........................         2,031,148            5,160,626
 Number of shares issued through
  reinvestment of dividends and
  distributions ...............................                --               64,245
 Number of shares redeemed ....................        (2,938,999)          (3,842,650)
                                                   --------------       --------------
  Net increase (decrease) .....................          (907,851)           1,382,221
                                                   ==============       ==============

                                                     MFS Research                               MFS Value
                                                   Growth Portfolio       MFS Research     Equities Portfolio
                                                  For the six months    Growth Portfolio   For the six months
                                                 Ended June 30, 1999       Year Ended      Ended June 30, 1999
                                                     (unaudited)       December 31, 1998       (unaudited)
                                                --------------------- ------------------- --------------------
From Operations:
Net investment income .........................     $     (48,522)       $   1,005,420        $   (106,113)
Net realized gain (loss) on investments,
 futures, foreign currency and forward
 foreign currency exchange contracts ..........        27,911,786          (10,117,749)         33,250,591
Net change in unrealized gain (loss) on
 investments, futures, foreign currency,
 and forward foreign currency exchange
 contracts ....................................        16,041,136           99,935,450           3,370,511
                                                    -------------        -------------        ------------
 Net increase (decrease) in net assets
  resulting from operations ...................        43,904,400           90,823,121          36,514,989
                                                    -------------        -------------        ------------
Distributions to Shareholders From:
 Net investment income ........................                --             (103,709)                 --
 Net realized gain on sale of investments                      --                   --                  --
                                                    -------------        -------------        ------------
 Total distributions ..........................                --             (103,709)                 --
                                                    -------------        -------------        ------------
Fund Share Transactions:
 Proceeds from shares sold ....................        19,556,961           86,437,903          15,514,108
 Payments for shares redeemed .................       (39,896,916)         (85,271,880)         (9,060,139)
  Net Asset Value of shares issued
    in reinvestment of dividends and
    distributions .............................                --              103,709                  --
                                                    -------------        -------------        ------------
    Net increase (decrease) in net
     assets from fund share
     transactions .............................       (20,339,955)           1,269,732           6,453,969
                                                    -------------        -------------        ------------
 Change in net assets .........................        23,564,445           91,989,144          42,968,958
Net Assets:
 Beginning of period ..........................       491,537,277          399,548,133         194,926,307
                                                    -------------        -------------        ------------
 End of period ................................     $ 515,101,722        $ 491,537,277        $237,895,265
                                                    =============        =============        ============
 End of period net assets includes
  undistributed/(distribution in excess of)
  net investment income .......................     $     934,308        $     982,830        $    173,304
                                                    =============        =============        ============
Share Transactions:
 Number of shares sold ........................         1,598,852            7,942,884             374,037
 Number of shares issued through
  reinvestment of dividends and
  distributions ...............................                --               10,960                  --
 Number of shares redeemed ....................        (3,249,662)          (7,914,947)           (221,916)
                                                    -------------        -------------        ------------
  Net increase (decrease) .....................        (1,650,810)              38,897             152,121
                                                    =============        =============        ============


                      See Notes to Financial Statements. 33

Portfolio Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                    Scudder International
                                                    MFS Value         Growth Portfolio
                                                 Equity Portfolio    For the six months
                                                    Year Ended       Ended June 30, 1999
                                                December 31, 1998        (unaudited)
                                               ------------------- ----------------------
From Operations:
Net investment income ........................    $     284,725       $     3,426,022
Net realized gain (loss) on investments,
 futures, foreign currency and forward
 foreign currency exchange contracts .........        7,051,170            23,567,513
Net change in unrealized gain (loss) on
 investments, futures, foreign currency,
 and forward foreign currency exchange
 contracts ...................................       30,600,702            20,258,873
                                                  -------------       ---------------
 Net increase (decrease) in net assets
  resulting from operations ..................       37,936,597            47,252,408
                                                  -------------       ---------------
Distributions to Shareholders From:
 Net investment income .......................         (227,718)                   --
 Net realized gain on sale of investments                    --                    --
                                                  -------------       ---------------
 Total distributions .........................         (227,718)                   --
                                                  -------------       ---------------
Fund Share Transactions:
 Proceeds from shares sold ...................       43,067,470           230,707,049
 Payments for shares redeemed ................      (20,585,921)         (222,651,405)
  Net Asset Value of shares issued
    in reinvestment of dividends
    and distributions ........................          227,718                    --
                                                  -------------       ---------------
    Net increase (decrease) in net
     assets from fund share
     transactions ............................       22,709,267             8,055,644
                                                  -------------       ---------------
 Change in net assets ........................       60,418,146            55,308,052
Net Assets:
Beginning of period ..........................      134,508,161           432,651,436
                                                  -------------       ---------------
 End of period ...............................    $ 194,926,307       $   487,959,488
                                                  =============       ===============
 End of period net assets includes
  undistributed/(distribution in excess of)
  net investment income ......................    $    (279,417)      $     6,054,472
                                                  =============       ===============
Share Transactions:
 Number of shares sold .......................        1,270,214            13,202,974
 Number of shares issued through
  reinvestment of dividends and
  distributions ..............................            7,706                    --
 Number of shares redeemed ...................         (627,340)          (12,707,194)
                                                  -------------       ---------------
  Net increase (decrease) ....................         (650,580)              495,780
                                                  =============       ===============

                                                                        T. Rowe Price Growth
                                                Scudder International     Equity Portfolio     T. Rowe Price Growth
                                                   Growth Portfolio      For the six months      Equity Portfolio
                                                      Year Ended         Ended June 30, 1999        Year Ended
                                                  December 31, 1998          (unaudited)        December 31, 1998
                                               ----------------------- ---------------------- ---------------------
From Operations:
Net investment income ........................     $     3,443,559         $   1,240,757          $   2,862,092
Net realized gain (loss) on investments,
 futures, foreign currency and forward
 foreign currency exchange contracts .........          20,717,196            30,351,858             10,771,577
Net change in unrealized gain (loss) on
 investments, futures, foreign currency,
 and forward foreign currency exchange
 contracts ...................................          48,292,548            22,302,523             94,370,040
                                                   ---------------         -------------          -------------
 Net increase (decrease) in net assets
  resulting from operations ..................          72,453,303            53,895,138            108,003,709
                                                   ---------------         -------------          -------------
Distributions to Shareholders From:
 Net investment income .......................            (766,921)                   --             (1,582,874)
 Net realized gain on sale of investments                       --                    --               (884,317)
                                                   ---------------         -------------          -------------
 Total distributions .........................            (766,921)                   --             (2,467,191)
                                                   ---------------         -------------          -------------
Fund Share Transactions:
 Proceeds from shares sold ...................         414,815,500           138,729,321             66,543,519
 Payments for shares redeemed ................        (432,817,544)          (50,058,574)           (24,257,325)
  Net Asset Value of shares issued
    in reinvestment of dividends
    and distributions ........................             766,921                    --              2,467,191
                                                   ---------------         -------------          -------------
    Net increase (decrease) in net
     assets from fund share
     transactions ............................         (17,235,123)           88,670,747             44,753,385
                                                   ---------------         -------------          -------------
 Change in net assets ........................          54,451,259           142,565,885            150,289,903
Net Assets:
Beginning of period ..........................         378,200,177           521,483,513            371,193,610
                                                   ---------------         -------------          -------------
 End of period ...............................     $   432,651,436         $ 664,049,398          $ 521,483,513
                                                   ===============         =============          =============
 End of period net assets includes
  undistributed/(distribution in excess of)
  net investment income ......................     $     2,628,450         $   3,044,804          $   1,804,047
                                                   ===============         =============          =============
Share Transactions:
 Number of shares sold .......................          26,173,168             2,490,468              1,372,441
 Number of shares issued through
  reinvestment of dividends and
  distributions ..............................              50,488                    --                 56,598
 Number of shares redeemed ...................         (27,235,224)             (878,796)              (513,020)
                                                   ---------------         -------------          -------------
  Net increase (decrease) ....................          (1,011,568)            1,611,672                916,019
                                                   ===============         =============          =============


34  See Notes to Financial Statements.

Portfolio Partners, Inc.
Notes to Financial Statements
June 30, 1999
--------------------------------------------------------------------------------

1. Organization

Aetna Life Insurance and Annuity Company ("Aetna") created Portfolio Partners, Inc. (the "Company") to serve as an investment option underlying Aetna's variable insurance products. The Company is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series ("Portfolios"), each of which has its own investment objective, policies and restrictions.

The Company currently consists of five diversified Portfolios: MFS Emerging Equities Portfolio ("MFS Emerging Equities"), MFS Research Growth Portfolio ("MFS Research Growth"), MFS Value Equity Portfolio ("MFS Value Equity"), Scudder International Growth Portfolio ("Scudder International Growth") and T. Rowe Price Growth Equity Portfolio ("T. Rowe Price Growth Equity"). Aetna serves as the Investment Advisor and the principal underwriter to each Portfolio. Massachusetts Financial Services ("MFS") serves as sub-advisor to MFS Emerging Equities, MFS Research Growth and MFS Value Equity. Scudder Kemper Investments, Inc. ("Scudder") serves as sub-advisor to Scudder International Growth and T. Rowe Price Associates, Inc. ("T. Rowe") serves as sub-advisor to
T. Rowe Price Growth Equity. Shares of each Portfolio were first made available to the public on November 28, 1997.

The following is a brief description of each Portfolio's investment objective:

MFS Emerging Equities seeks to provide long-term growth of capital;

MFS Research Growth seeks long-term growth of capital and future income;

MFS Value Equity seeks capital appreciation;

Scudder International Growth seeks long-term growth of capital; and

T. Rowe Price Growth Equity seeks long-term capital growth and, secondarily, increasing dividend income.

2. Summary of Significant Accounting Policies

A. Valuation of Investments

The accompanying financial statements of the Portfolios have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.

Securities of the Portfolios are generally valued by independent pricing services. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over-the-counter are valued at the last sale price or at the last bid price if there has been no sale that day. Short-term debt securities that have a maturity date of more than sixty days will be valued at the mean of the last bid and asked price obtained from principal market makers. Long-term debt securities are valued at the mean of the last bid and asked price of such securities obtained from a broker that is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities.

Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Stock index futures contracts and interest rate futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded.

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective date of the transactions.

Portfolio Partners, Inc.
Notes to Financial Statements
June 30, 1999 (continued)
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (unaudited) (continued)

B. Option Contracts

MFS Emerging Equities, MFS Value Equity, Scudder International Growth, and T. Rowe Price Growth Equity may invest in put and call options (MFS Emerging Equities, MFS Value Equity and T. Rowe Price Growth not more than 5% of their total assets may be invested in premiums for these options). MFS Emerging Equities, MFS Value Equity and Scudder International Growth may sell calls on securities only if the calls are covered.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded.

The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. Futures and Forward Foreign Currency Exchange Contracts

MFS Research Growth may not purchase futures or options on futures and securities. Scudder International Growth may enter into futures and options on futures contracts for hedging purposes only. MFS Emerging Equities and the MFS Value Equity may enter into future contracts if, immediately thereafter, the value of securities and other underlying obligations does not exceed 50% of total assets of the Portfolio. T. Rowe Price Growth Equity may enter into futures contracts to the extent that the value of securities and other underlying obligations does not exceed 100% of total assets of the Portfolio.

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Portfolios sell futures contracts as a hedge against declines in the value of portfolio securities. The Portfolios may purchase futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, a Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. The amounts are recorded by the Portfolio as unrealized gain/loss.

When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts held by the Portfolios are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios may use forward foreign currency exchange contracts to hedge certain foreign currency assets or liabilities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts.

Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in Note 6 of the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at fiscal year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

--------------------------------------------------------------------------------

D. Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Each Portfolio may invest up to 15% of its net assets in illiquid securities.

Each Portfolio may also purchase restricted securities, securities not registrered under the Securities Act of 1933 (the "1933 Act"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act. Investment in restricted securities is subject to each portfolio's limit on illiquid securities.

Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, restricted securities are valued based upon their fair value determined under procedures approved by the Board of Directors.

E. Delayed Delivery Transactions

The Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Portfolios' schedule of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. A Portfolio will segregate assets at its custodian in an amount equal to the market value of securities purchased on a when-issued or delayed delivery basis.

F. Federal Income Taxes

As qualified regulated investment companies, the Portfolios are relieved of federal income and excise taxes by distributing substantially all of their net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Therefore, no provision for income taxes has been made in the accompanying financial statements.

G. Distributions

Distributions from net investment income are based on taxable net income. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, investments in certain foreign issuers that derive a majority of their income from passive investments (e.g., interest or dividends) and deferred losses on wash sales.

H. Other

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. Investment Advisory and Administrative Service Agreements

Each Portfolio pays the Investment Advisor an annual fee expressed as a percentage of its average daily net assets. As certain of the Portfolios' net assets exceed predetermined thresholds, lower advisory fees apply. Below are the Portfolios' investment advisory fee ranges and the effective rates as of June 30, 1999:

                                        Fee Range     Effective Rate
                                        ---------     --------------
      MFS Emerging Equities             .70%-.65%       .67%
      MFS Research Growth               .70%-.65%       .70%
      MFS Value Equity                      .65%        .65%
      Scudder International Growth          .80%        .80%
      T. Rowe Price Growth Equity           .60%        .60%

Portfolio Partners, Inc.
Notes to Financial Statements
June 30, 1999 (continued)
--------------------------------------------------------------------------------

3. Investment Advisory and Administrative Service Agreements (unaudited) (continued)

Under the terms of separate Subadvisory Agreements between the Investment Advisor and each subadvisor, each subadvisor is responsible for the investment and reinvestment of cash and securities for each Portfolio in exchange for fees payable by the Investment Advisor, which are expressed as a percentage of the average daily net assets of each Portfolio. For the six months ended ended June 30, 1999, the Investment Advisor paid MFS $3,013,304 for MFS Emerging Equities, MFS Research Growth, and MFS Value Equity, paid Scudder Kemper Investments $905,062 for Scudder International Growth, and paid T. Rowe $1,320,377 for T. Rowe Price Growth Equity in accordance with the terms of each agreement.

Under an Administrative Services Agreement between the Company and Aetna, Aetna provides all administrative services necessary for the Company's operations and is responsible for the supervision of the Company's other service providers. Aetna also assumes all ordinary recurring direct costs of the Company, such as custodian fees, director's fees, transfer agency fees and accounting fees. As compensation for these services, Aetna receives a monthly fee from each Portfolio at an annual rate based on the average daily net assets of each Portfolio as follows:

Portfolio                                       Rate
---------                                       ----
      MFS Emerging Equities ................     0.13%
      MFS Research Growth ..................     0.15%
      MFS Value Equity .....................     0.25%
      Scudder International Growth .........     0.20%
      T. Rowe Price Growth Equity ..........     0.15%

Each Portfolio's aggregate expenses are limited to the advisory and administrative service fees disclosed above. Aetna has agreed to reimburse the Portfolios for expenses and/or waive its fees, so that, through at least April 30, 2000, the aggregate of each Portfolio's expenses will not exceed the combined investment advisory and administrative service fee rates shown above.

4. Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 1999 were:

                                     Cost of Purchases       Proceeds from Sales
                                     -----------------        ------------------
      MFS Emerging Equities              $ 56,949,211        $ 90,244,726
      MFS Research Growth                 232,127,140         253,852,210
      MFS Value Equity                    197,322,367         171,600,606
      Scudder International Growth        210,051,122         205,469,643
      T. Rowe Price Growth Equity         278,733,184         185,401,179

5. Capital Loss Carryforwards (unaudited)

At December 31, 1997, for federal income tax purposes, the Portfolios had the following capital loss carryforwards:

                                         Capital Loss               Year of
Portfolio                                Carryforward            Expiration
---------                                ------------            ----------
  MFS Research Growth                      $4,589,027                2005
  MFS Research Growth                       8,906,249                2006

--------------------------------------------------------------------------------
The Board of Directors will not distribute any realized capital gains until the above capital loss carryforwards have been used to offset future capital gains or until they expire.

--------------------------------------------------------------------------------

6. Forward Foreign Currency Exchange Contracts

At June 30, 1999, MFS Research Growth, MFS Value Equity, Scudder International Growth and T. Rowe Price Growth Equity had open forward foreign currency exchange contracts that obligate each Portfolio to deliver or receive currencies at specified future dates. The net unrealized gain (loss) of $(4,985), $(4,239), $50,880 and $1,189 respectively, on these contracts are included in the accompanying financial statements. The terms of the open contracts are as follows:

MFS Research Growth

                                    Foreign Currency          U.S. Dollar         U.S. Dollar Value      Net Unrealized
Currency and Exchange Date           Units Purchased              Cost            at June 30, 1999         Gain (Loss)
------------------------------   ----------------------   -------------------   --------------------   ------------------
Purchase Contracts
Great British Pound, 7/1/99          330,469              $  524,570            $  520,987             $(3,583)
Great British Pound, 7/2/99          129,588                 205,700               204,298              (1,402)
MFS Value Equity
                                   Foreign Currency          U.S. Dollar        U.S. Dollar Value      Net Unrealized
Currency and Exchange Date          Units Purchased             Cost             at June 30, 1999        Gain (Loss)
------------------------------   ----------------------   --------              --------------------   ------------------
Purchase Contracts
Euro, 7/30/99                        340,047              $  352,526            $  351,037             $(1,489)
Great British Pound, 7/1/99          391,594                 622,028               617,352              (4,676)
Japanese Yen, 7/1/99             142,716,954               1,178,019             1,179,954               1,926
Scudder International Growth
                                   Foreign Currency          U.S. Dollar        U.S. Dollar Value      Net Unrealized
Currency and Exchange Date       Units Purchased/Sold       Proceeds/Cost        at June 30, 1999        Gain (Loss)
------------------------------   ----------------------   ---------------       --------------------   ------------------
Purchase Contracts
Great British Pound, 7/2/99           10,855              $   17,231            $   17,114             $  (117)
Great British Pound, 7/6/99          426,982                 673,010               673,162                 152
Great British Pound, 7/7/99          624,532                 986,264               984,616              (1,648)
Japanese Yen, 7/2/99             156,462,154               1,294,180             1,293,776                (404)
Sale Contracts
Euro, 7/1/99                       1,315,220              $1,366,908            $1,354,778             $12,130
Euro, 7/2/99                         772,956                 806,154               796,264               9,890
Euro, 7/6/99                       1,051,984               1,092,064             1,084,031               8,033
Euro, 7/7/99                         381,628                 394,928               393,284               1,644
Euro, 7/30/99                        511,282                 544,613               527,806              16,807
Great British Pound, 7/1/99          629,676                 999,181               992,691               6,490
Hong Kong Dollar, 7/2/99             902,457                 116,322               116,311                  11
Hong Kong Dollar, 7/7/99           3,127,220                 403,018               402,998                  20
Japanese Yen, 7/1/99              22,627,648                 184,951               187,079              (2,128)
T. Rowe Price Growth Equity
                                   Foreign Currency          U.S. Dollar        U.S. Dollar Value      Net Unrealized
Currency and Exchange Date       Units Purchased/Sold       Proceeds/Cost        at June 30, 1999        Gain (Loss)
------------------------------   ----------------------   ---------             --------------------   ------------------
Purchase Contracts
Euro, 7/2/99                          46,004              $   47,641            $   47,390             $  (251)
Euro 7/6/99                          615,222                 635,961               633,964              (1,997)
Euro 7/7/99                           90,439                  93,586                93,201                (385)
Japanese Yen, 7/6/99             183,472,503               1,516,678             1,518,014               1,336
Sale Contracts
                                   Foreign Currency          U.S. Dollar        U.S. Dollar Value      Net Unrealized
Currency and Exchange Date       Units Purchased/Sold       Proceeds/Cost        at June 30, 1999        Gain (Loss)
------------------------------   ----------------------   -------------         --------------------   ------------------
Swiss Franc, 7/1/99                  574,864              $  371,503            $  369,706             $ 1,797
Swiss Franc, 7/2/99                1,155,229                 743,726               743,037                 689

--------------------------------------------------------------------------------

7. Authorized Capital Shares

The Company is authorized to issue a total of 1.0 billion shares of common stock with a par value of $0.001 per share. The shares may be issued in series (i.e. portfolios) having separate assets and liabilities and separate investment objectives and policies. Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders. Aetna utilizes the Portfolios as funding options for certain of their variable annuities and variable life separate accounts. At June 30, 1999, Aetna owned all shares of beneficial interest of the Portfolios.


40